Exhibit 10.1

                                                               EXECUTION VERSION


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                                CREDIT AGREEMENT

                                     between


                        UNIROYAL TECHNOLOGY CORPORATION,
                                   as BORROWER
                                       and


                               EMCORE CORPORATION,
                                    as LENDER



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                           Dated as of August 2, 2001


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
                                TABLE OF CONTENTS


                                                                            Page

SECTION 1.  Amount and Terms of Credit.......................................1

         1.01  The Commitment................................................1
         1.02  Notice of Borrowing...........................................1
         1.03  Disbursement of Funds.........................................1
         1.04  Notes.........................................................1
         1.05  Interest......................................................2

SECTION 2.  Reductions of Commitment.........................................2

         2.01  Mandatory Reduction of Commitments............................2

SECTION 3.  Prepayments; Payments; Taxes.....................................3

         3.01  Voluntary Prepayments.........................................3
         3.02  Mandatory Repayments..........................................3
         3.03  Method and Place of Payment...................................4
         3.04  Net Payments..................................................4

SECTION 4.  Conditions Precedent to the Loan on the Closing Date.............5

         4.01  Execution of Agreement; Note; Notice of Borrowing.............5
         4.02  Officer's Certificate.........................................6
         4.03  Opinions of Counsel...........................................6
         4.04  Corporate Documents; Proceedings; etc.........................6
         4.05 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Non-Compete Agreements; Collective Bargaining Agreements; Tax Sharing Agreements; Existing Indebtedness
                  Agreements.................................................6
         4.06  Sale..........................................................7
         4.07  Adverse Change, etc...........................................7
         4.08  Litigation....................................................8
         4.09  Security Agreement............................................8
         4.10  Subsidiaries Guaranty.........................................9
         4.11  Financial Statements; Pro Forma Balance Sheet; Projections....9
         4.12  Solvency Certificate; Insurance Certificates..................9
         4.13  No Default; Representations and Warranties....................9

SECTION 5.  Representations, Warranties and Agreements.......................9

         5.01  Organizational Status........................................10
         5.02  Power and Authority..........................................10
         5.03  No Violation.................................................10
         5.04  Approvals....................................................10

                                      (i)
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                                                                            Page

         5.05  Financial Statements; Financial Condition; Undisclosed
                  Liabilities; Projections; etc.............................11
         5.06  Litigation...................................................12
         5.07  True and Complete Disclosure.................................12
         5.08  Use of Proceeds; Margin Regulations..........................12
         5.09  Tax Returns and Payments.....................................13
         5.10  Compliance with ERISA........................................13
         5.11  The Security Documents.......................................14
         5.12  Representations and Warranties in the Documents..............14
         5.13  Properties...................................................14
         5.14  Capitalization...............................................15
         5.15  Subsidiaries.................................................15
         5.16  Compliance with Statutes, etc................................15
         5.17  Investment Company Act.......................................15
         5.18  Public Utility Holding Company Act...........................15
         5.19  Environmental Matters........................................15
         5.20  Labor Relations..............................................16
         5.21  Patents, Licenses, Franchises and Formulas...................16
         5.22  Indebtedness.................................................17
         5.23  Transaction..................................................17
         5.24  Insurance....................................................17

SECTION 6.  Affirmative Covenants...........................................17

         6.01  Information Covenants........................................17
                  (a)  Monthly Reports......................................17
                  (b)  Quarterly Financial Statements.......................18
                  (c)  Annual Financial Statements..........................18
                  (e)  Budgets..............................................18
                  (f)  Officer's Certificates...............................18
                  (g)  Notice of Default, Litigation and Material
                         Adverse Effect.....................................19
                  (h)  Other Reports and Filings............................19
                  (i)  Environmental Matters................................19
                  (j)  Other Information....................................20
         6.02  Books, Records and Inspections...............................20
         6.03  Maintenance of Property; Insurance...........................20
         6.04  Existence; Franchises........................................21
         6.05  Compliance with Statutes, etc................................21
         6.06  Compliance with Environmental Laws...........................21
         6.07  ERISA........................................................22
         6.08  End of Fiscal Years; Fiscal Quarters.........................23
         6.09  Performance of Obligations...................................23
         6.10  Additional Security; Further Assurances......................24
         6.11  Disposition..................................................24
         6.12  Use of Proceeds..............................................24

                                      (ii)
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                                                                            Page

SECTION 7.  Negative Covenants..............................................24

         7.01  Liens........................................................25
         7.02  Consolidation, Merger, Purchase or Sale of Assets, etc.......27
         7.03  Dividends....................................................29
         7.04  Indebtedness.................................................30
         7.05  Advances, Investments and Loan...............................31
         7.06  Transactions with Affiliates.................................33
         7.07 Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements,
                  etc.......................................................33
         7.08  Limitation on Certain Restrictions on Subsidiaries...........34
         7.09  Limitation on Issuance of Capital Stock......................34
         7.10  Business.....................................................35
         7.11  Limitation on Creation of Subsidiaries.......................35

SECTION 8.  Events of Default...............................................35

         8.01  Payments.....................................................35
         8.02  Representations, etc.........................................35
         8.03  Covenants....................................................35
         8.04  Default Under Other Agreements...............................36
         8.05  Bankruptcy, etc..............................................36
         8.06  ERISA........................................................36
         8.07  Security Documents...........................................37
         8.08  Subsidiaries Guaranty........................................37
         8.09  Judgments....................................................38
         8.10  Change of Control............................................38

SECTION 9.  Definitions and Accounting Terms................................38

         9.01  Defined Terms................................................38

SECTION 10.  Conversion.....................................................50

         10.01  Conversion of Note..........................................50

SECTION 11.  Miscellaneous..................................................55

         11.01  Payment of Expenses, etc....................................55
         11.02  Right of Setoff.............................................56
         11.03  Notices.....................................................56
         11.04  Benefit of Agreement; Assignments; Participations...........56
         11.05  No Waiver; Remedies Cumulative..............................57
         11.05  Calculations; Computations; Adjustments; Accounting Terms...57
         11.07  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
                  JURY TRIAL................................................57
         11.08  Counterparts................................................59
         11.09  Effectiveness...............................................59

                                     (iii)
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                                                                            Page

         11.10  Headings Descriptive........................................59
         11.11  Amendment or Waiver; etc....................................59
         11.12  Survival....................................................59
         11.13  Domicile of Loan............................................59
         11.14  Confidentiality.............................................59
         11.15  Register....................................................60

                                      (iv)

         SCHEDULE I                 Commitments
         SCHEDULE II                Lender Addresses
         SCHEDULE III               Plans
         SCHEDULE IV                Real Property
         SCHEDULE V                 Subsidiaries
         SCHEDULE VI                Existing Indebtedness
         SCHEDULE VII               Insurance
         SCHEDULE VIII              Existing Liens
         SCHEDULE IX                Existing Investments
         SCHEDULE X                 Indebtedness to be Refinanced
         SCHEDULE XI                Existing Affiliate Transactions


         EXHIBIT A                  Notice of Borrowing
         EXHIBIT B                  Note
         EXHIBIT C                  Opinion of Mr Oliver J. Janney, Esq.,
                                    General Counsel to the Borrower and each of
                                    its Subsidiaries
         EXHIBIT D                  Officers' Certificate
         EXHIBIT E                  Security Agreement
         EXHIBIT F                  Subsidiaries Guaranty
         EXHIBIT G                  Solvency Certificate
         EXHIBIT H                  Intercompany Note
         EXHIBIT I                  Shareholder Subordinated Note
         EXHIBIT J                  Control Agreement

                                      (v)

         CREDIT AGREEMENT, dated as of August 2, 2001, between UNIROYAL TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower"), and EMCORE CORPORATION, a New Jersey corporation, as Lender (the "Lender") (all capitalized terms used herein and defined in Section 9 are used herein as therein defined).


                              W I T N E S S E T H :


         WHEREAS, subject to and upon the terms and conditions set forth herein, the Lender is willing to make available to the Borrower the credit facility provided for herein;


         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. Amount and Terms of Credit.

         1.01 The Commitment. Subject to and upon the terms and conditions set forth herein, the Lender agrees to make a term loan (the "Loan") to the Borrower, which Loan (i) may only be incurred by the Borrower on the Closing Date, (ii) shall be made by the Lender in that aggregate principal amount which does not exceed the Commitment of the Lender on the Closing Date (before giving effect to the termination thereof on such date pursuant to Section 2.01(c)). Once repaid, the Loan incurred hereunder may not be reborrowed.

         1.02 Notice of Borrowing. When the Borrower desires to incur the Loan hereunder, the Borrower shall give the Lender notice at the Notice Office on the date thereof, provided that such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Such notice (the "Notice of Borrowing") shall be irrevocable and shall be given by the Borrower in writing in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loan to be incurred on the Closing Date.

         1.03 Disbursement of Funds. No later than 2:00 P.M. (New York time) on the Closing Date, the Lender will make available the Borrowing requested to be made on such date in accordance with Section 1.02. The Borrowing will be made available in Dollars and in immediately available funds by way of wire transfer to the Borrower's account specified in the Notice of Borrowing.

         1.04 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loan made by the Lender shall be evidenced in the Register maintained by the Lender pursuant to Section 11.15 and shall also be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (the "Note").

         (b) The Note issued to the Lender shall (i) be executed by the Borrower, (ii) be payable to the Lender or its registered assigns and be dated the Closing Date (or, if issued after the Closing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Loan made by the Lender on the Closing Date (or, if issued after the Closing Date, be in a stated principal amount equal to the outstanding principal amount of the Loan of the Lender at such time) and be payable in the outstanding principal amount of the Loan evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.05, (vi) be subject to voluntary prepayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The Lender will note on its internal records the amount of the Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of the Loan evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of the Loan.

         1.05 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of the Loan from the date of Borrowing thereof until the repayment in full thereof at a rate per annum which shall be equal to the Prime Rate as in effect from time to time.

         (b) From and after the Additional Interest Trigger Date, principal shall bear additional interest as follows: the Borrower shall issue to the Lender Four Hundred Thirty-Three (433) shares of UTC Common Stock (subject to appropriate adjustments in the event of a stock split or a similar event), or such percentage of such amount as shall equal the equivalent percentage of the principal amount of the Loan then outstanding, per calendar day until all Obligations have been paid in full. Interest which accrues under this Section 1.05(b) shall be payable on demand. UTC Common Stock to be issued by the Borrower under this Section 1.05(b) shall be issued immediately upon request of the Lender.

         (c) Accrued (and theretofore unpaid) cash interest shall be payable in respect of the Loan, monthly in arrears on each Monthly Payment Date and on the Final Maturity Date and on any repayment or prepayment (on the amount repaid or prepaid), and at maturity (whether by acceleration or otherwise).

         SECTION 2. Reductions of Commitment.

         2.01 Mandatory Reduction of Commitments. (a) The Commitment shall terminate in its entirety on August 31, 2001 unless the Closing Date has occurred on or before such date.

         (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.01, the Commitment shall terminate in its entirety on the date of consummation of the Disposition.

         (c) In addition to any other mandatory commitment reductions pursuant to this Section 2.01, the Commitment shall terminate in its entirety on the Closing Date (after giving effect to the incurrence of the Loan on such date).

         SECTION 3. Prepayments; Payments; Taxes.

         3.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loan, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Lender prior to 1:00 P.M. (New York time) at the Notice Office, at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loan, which notice (in each case) shall specify the amount of such prepayment; (ii) each partial prepayment of Loan pursuant to this Section 3.01(a) shall be in an aggregate principal amount of at least $25,000.

         3.02 Mandatory Repayments. (a) In addition to any other mandatory repayments pursuant to this Section 3.02, within one Business Day after each date on or after the Closing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any capital contribution or any sale or issuance of its equity or securities convertible into its equity (including, without limitation, convertible debt) (other than cash proceeds received from equity contributions to any Guarantor Subsidiary of the Borrower to the extent made by the Borrower or another Guarantor Subsidiary of the Borrower) an amount equal to 100% of the Net Equity Proceeds of such capital contribution or sale or issuance of equity shall be applied on such date as a mandatory repayment of principal of the outstanding Loan until paid in full.

         (b) In  addition  to any other  mandatory  repayments  pursuant to this
Section 3.02, on each date on or after the Closing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to
Section 7.04 as such Section is in effect on the Closing Date), an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied on such date as a mandatory repayment of principal of the outstanding Loan until paid in full.

         (c) In  addition  to any other  mandatory  repayments  pursuant to this
Section 3.02, within one Business Day after each date on or after the Closing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied on such date as a mandatory repayment until the Obligations are paid in full.

         (d) In  addition  to any other  mandatory  repayments  pursuant to this
Section 3.02, within 10 days following each date on or after the Closing Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Recovery Event (other than Recovery Events in which the Net Insurance Proceeds therefrom do not exceed $1,000,000), an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event shall be applied as a mandatory repayment of principal of the outstanding Loan until paid in full; provided that so long as no Specified Default then exists and such Net Insurance Proceeds do not exceed $5,000,000, such Net Insurance Proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Lender on or prior to such date stating that such Net Insurance Proceeds shall be used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 270 days following the date of the receipt of such Net Insurance Proceeds (which certificate shall set forth the estimates of the Net Insurance Proceeds to be so expended), and provided further, that (i) if the amount of such Net Insurance Proceeds exceeds $5,000,000, then the entire amount of such Net Insurance Proceeds (and not just the portion of such Net Insurance Proceeds in excess of $5,000,000) shall be applied as a mandatory repayment of the Loan as provided above in this Section 3.02(d), (ii) if all or any portion of such Net Insurance Proceeds not required to be applied to the repayment of the outstanding Loan pursuant to the preceding proviso are not so used within 90 days after the date of the receipt of such Net Insurance Proceeds (or such earlier date, if any, as the Borrower determines not to reinvest the Net Insurance Proceeds relating to such Recovery Event as set forth above), such remaining portion shall be applied on the last day of such period (or such earlier date, as the case may be) as a mandatory repayment of principal of the outstanding Loan as provided above in this Section 3.02(d) without regard to the preceding proviso.

         (e) In  addition  to any other  mandatory  repayments  pursuant to this
Section 3.02, (i) the outstanding Loan shall be repaid in full on the Final Maturity Date and (ii) unless the Lender otherwise agrees, the outstanding Loan shall be repaid in full on the earlier of the date on which (A) a Change of Control occurs or (B) the Disposition occurs.

         3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement (other than payments of additional interest pursuant to Section 1.05(b)) or under the Note shall be made to the Lender for its own account not later than 1:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Notice Office (and, to the extent that any UTC Common Stock is to be issued pursuant to Section 1.05(b), such issuance shall occur by the delivery of stock certificates or such other documentation satisfactory to the Lender in its discretion, evidencing the issuance of the UTC Common Stock to the Borrower). Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         3.04 Net Payments. (a) All payments made by the Borrower hereunder or under the Note will be made without setoff, counterclaim or other defense; provided, further, that for the purpose of this Section 3.04(a), "payment" shall be deemed to include, without limitation, the issuance of UTC Common Stock. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of the Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office of the Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under the Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in the Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse the Lender, within three Business Days after the written request of the Lender, for taxes imposed on or measured by the net income or profits of the Lender pursuant to the laws of the jurisdiction in which the Lender is organized or in which the principal office or applicable lending office of the Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the Lender is organized or in which the principal office or applicable lending office of the Lender is located and for any withholding of taxes as the Lender shall determine are payable by, or withheld from, the Lender, in respect of such amounts so paid to or on behalf of the Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of the Lender pursuant to this sentence. The Borrower will furnish to the Lender within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless the Lender, and reimburse the Lender within three Business Days after its written request, for the amount of any Taxes so levied or imposed and paid by the Lender.

         (b) If the Borrower pays any additional amount under this Section 3.04 to the Lender and the Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), the Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) the Lender may determine in its sole discretion consistent with the policies of the Lender whether to seek a Tax Benefit, (ii) any Taxes that are imposed on the Lender as a result of a disallowance or reduction (including through the expiration of any tax carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which the Lender has made a payment to the Borrower pursuant to this Section 3.04(b) shall be treated as a Tax for which the Borrower is obligated to indemnify the Lender pursuant to this Section 3.04 without any exclusions or defenses, (iii) nothing in this Section 3.04(b) shall require the Lender to disclose any confidential information to the Borrower (including, without limitation, the Lender's tax returns), and (iv) the Lender shall not be required to pay the Borrower any amounts pursuant to this Section 3.04(b) at any time that a Specified Default exists.

         SECTION 4. Conditions Precedent to the Loan on the Closing Date. The obligation of the Lender to make the Loan on the Closing Date is subject to the satisfaction of the following conditions on or prior to the Closing Date:

         4.01 Execution of Agreement; Note; Notice of Borrowing. (i) This Agreement shall have been executed and delivered as provided in Section 11.09 and (ii) there shall have been delivered to the Lender the Note executed by the Borrower in the amount, maturity and as otherwise provided herein and (iii) there shall have been delivered to the Lender the Notice of Borrowing on the Closing Date as provided in Section 1.02.

         4.02 Officer's Certificate. The Lender shall have received a certificate, dated the Closing Date and signed on behalf of the Borrower by the Chairman of the Board, the Chief Executive Officer or the President or any Vice President of the Borrower, certifying on behalf of the Borrower that all of the conditions in Sections 4.06, 4.07, 4.08 and 4.13 have been satisfied on such date (except to the extent that any exception is satisfactory to the Lender).

         4.03 Opinions of Counsel. The Lender shall have received (i) from Oliver J. Janney, Esq., general counsel of the Borrower, an opinion addressed to the Lender and dated the Closing Date covering the matters set forth in Exhibit C and such other matters incident to the transactions contemplated herein as the Lender may reasonably request, and (ii) reliance letters addressed to the Lender and dated the Closing Date with respect to the opinions delivered pursuant to the other Documents, which reliance letters and opinions shall be in form and substance reasonably satisfactory to the Lender.

         4.04 Corporate Documents; Proceedings; etc. (a) The Lender shall have received a certificate from each Credit Party, dated the Closing Date, signed by the Chairman of the Board, the President or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the certificate of incorporation and by-laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Lender.

         (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

         4.05 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Non-Compete Agreements; Collective Bargaining Agreements; Tax Sharing Agreements; Existing Indebtedness Agreements. There shall have been delivered to the Lender true and correct copies of the following documents:

         (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or ERISA Affiliates (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in Section 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such Plan);

         (ii) all agreements entered into by the Borrower or any Subsidiary Guarantors governing the terms and relative rights of its capital stock and any agreements entered into by its shareholders to which the Borrower is a party relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements");

         (iii) except for the Employment Agreements delivered pursuant to clause
    (v) of this Section 4.05, all material agreements with members of, or with respect to, the management of the Borrower or any Subsidiary Guarantors (collectively, the "Management Agreements");

         (iv) all material employment agreements entered into by the Borrower or any Subsidiary Guarantors (collectively, the "Employment Agreements");

         (v) all  non-compete  agreements  entered  into by the  Borrower or any
    Subsidiary   Guarantors   (collectively,   the  "Non-Compete   Agreements");

         (vi) all collective bargaining agreements applying or relating to any employee of the Borrower or any Subsidiary Guarantors (collectively, the "Collective Bargaining Agreements");

         (vii) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any Subsidiary Guarantors (collectively, the "Tax Sharing Agreements"); and

         (viii) all agreements evidencing or relating to Indebtedness of the Borrower or any Subsidiary Guarantors which is to remain outstanding after giving effect to the Transaction (collectively, the "Existing Indebtedness Agreements");

all of which Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Non-Compete Agreements, Collective Bargaining Agreements, Tax Sharing Agreements and Existing Indebtedness Agreements shall be in form and substance reasonably satisfactory to the Lender and shall be in full force and effect on the Closing Date.

         4.06 Sale. The Sale shall have been consummated in all material respects in accordance with the Sale Documents and all applicable laws, and each of the conditions precedent to the consummation of the Sale as set forth in the Sale Documents shall have been satisfied and not waived, except with the consent of the Lender, to the reasonable satisfaction of the Lender.

         4.07 Adverse Change, etc. (a) Except as set forth on Schedule 4.07, nothing shall have occurred (and the Lender shall not have become aware of any facts or conditions not previously known) since October 1, 2000 which the Lender shall reasonably determine has had, or could reasonably be expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

         (b) All necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction and the other transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein. There shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein.

         4.08 Litigation. There shall be no actions, suits or proceedings pending or threatened (i) with respect to the Transaction, this Agreement or any other Document which the Lender shall reasonably determine could reasonably be expected to be material or (ii) which the Lender shall reasonably determine could reasonably be expected to have a Material Adverse Effect.

         4.09 Security Agreement Each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit E (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, together with:

         (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement;

         (ii) copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name the Borrower or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name the Borrower or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens or in respect of which the Lender shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed for filing);

         (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Lender, desirable to perfect the security interests intended to be created by the Security Agreement; and

         (iv) evidence that all other actions necessary or, in the reasonable opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

         4.10 Subsidiaries Guaranty. Each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit F (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty").

         4.11 Financial Statements; Pro Forma Balance Sheet; Projections. The Lender shall have received true and correct copies of the historical financial statements, the pro forma balance sheet and the Projections referred to in Sections 5.05(a) and (d), which historical financial statements, pro forma balance sheet and Projections shall be in form and substance reasonably satisfactory to the Lender.

         4.12 Solvency Certificate; Insurance Certificates. The Lender shall have received:

         (i) a solvency certificate from the chief financial officer or president of the Borrower in the form of Exhibit G; and

         (ii)  certificates  of insurance  complying  with the  requirements  of
    Section 6.03 for the business and properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Lender and naming the Lender as an additional insured and as loss payee, and stating that such insurance shall not be canceled without at least 30 days (or 10 days in the case of nonpayment of premium) prior written notice by the insurer to the Lender.

         4.13 No Default; Representations and Warranties.. (i) There shall exist no Default or Event of Default at the time of the incurrence of the Loan and also after giving effect thereto and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Closing Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         The occurrence of the Closing Date and the incurrence by the Borrower of the Loan hereunder on such date shall constitute a representation and warranty by the Borrower to the Lender that all the conditions specified in
Section 4 exist as of that time. The Note, certificates, legal opinions and other documents and papers referred to in Section 4 unless otherwise specified, shall be delivered to the Lender at the Notice Office for its own account and in sufficient counterparts or copies for the Lender and, except as otherwise provided herein, shall be in form and substance reasonably satisfactory to the Lender.

         SECTION 5. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make the Loan hereunder, the Borrower makes the following representations, warranties and agreements, in each case as of the Closing Date and after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loan, and with the occurrence of the Closing Date and the incurrence by the Borrower of the Loan hereunder on such date being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of the Closing Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         5.01  Organizational  Status. The Borrower and each of its Subsidiaries
(i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.02 Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the
Documents  to  which  it  is  party  and  has  taken  all  necessary  corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         5.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or, except as disclosed by the Borrower in writing to the Lender on or prior to the Closing Date, any other material agreement, contract or instrument, in each case to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

         5.04 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Closing Date and which remain in full force and effect on the Closing Date and (y) filings which are necessary to perfect the security interests created under the Security Agreement, which filings will be made within ten days after the Closing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document (other than (x) in the case of clause (i) above in this Section 5.04, such orders, consents, approvals, licenses, authorizations, validations, filings, recordings and registrations required to be made after the Closing Date in order for the Borrower to be in compliance with this Agreement, which the Borrower will make or obtain when and as required, (y) immaterial orders, consents, approvals, licenses, authorizations or validations required in connection with the Sale).

         5.05   Financial   Statements;    Financial   Condition;    Undisclosed
Liabilities; Projections; etc. (a) The consolidated balance sheets of the Borrower for its fiscal years ended on October 1, 2000 and September 26, 1999 and for its nine-month period ended on July 1, 2001, respectively, and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower for the fiscal years or six-month period ended on such dates, as the case may be, copies of which have been furnished to the Lender prior to the Closing Date, present fairly in all material respects the consolidated financial position of the Borrower at the dates of such balance sheets and the consolidated results of the operations of the Borrower for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except to the extent provided in the notes to such financial statements and, in the case of the aforementioned nine month interim financial statements, except for normal year-end audit adjustments and the absence of footnotes). The pro forma consolidated balance sheet of the Borrower as of July 1, 2001 and after giving effect to the Transaction and the financing therefor, a copy of which has been furnished to the Lender prior to the Closing Date, presents fairly in all material respects the pro forma consolidated financial position of the Borrower as of July 1, 2001. After giving effect to the Transaction (but for this purpose assuming that the Transaction and the related financing had occurred prior to October 1, 2000), since October 1, 2000, there has been no change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, except as set forth in Schedule 4.07.

         (b) (i) The sum of the assets, at a fair valuation, of each of the Borrower on a stand-alone basis and the Borrower and its Subsidiaries taken as a whole will exceed its debts, and (ii) each of the Borrower on a stand-alone basis and the Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature. For purposes of this
Section 5.05(b), "debt" means any liability on a claim, and "claim" means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         (c) Except as fully disclosed in the financial statements delivered pursuant to Section 5.05(a) or as otherwise permitted by this Agreement, there are no liabilities or obligations

(excluding current obligations incurred in the ordinary course and consistent with past practice) with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation (excluding current obligations incurred in the ordinary course and consistent with past practice) of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 5.05(a) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (d) The Projections delivered to the Lender prior to the Closing Date have been prepared in good faith and are based on reasonable assumptions made by the Borrower, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. The Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lender, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

         5.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened that are, either individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

         5.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower in writing to the Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. It is understood and agreed that the Projections, the pro forma balance sheet required to be delivered pursuant to Section 4.11 and the budgets required to be delivered under Section 6.01(e) are not factual information for purposes of this Section 5.07.

         5.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Loan will be used by the Borrower for (i) working capital purposes of the Borrower or Subsidiary Guarantors of the Borrower or (ii) capital expenditures for the direct and immediate benefit of the Borrower or Subsidiary Guarantors of the Borrower.

         (b) No part of the Loan (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of the Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         5.09 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has timely filed or caused to be timely filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for immaterial taxes and taxes that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower threatened, by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a material liability to the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Borrower nor any of its Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither of the Borrower nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction.

         5.10 Compliance with ERISA. (i) Schedule III sets forth the name of each Plan. Each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; the Borrower is not aware of any reason why each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code would not receive a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code if an application for such a letter were made; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceed $500,000; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not by operation of law or otherwise become a liability of the Borrower or any of its Subsidiaries); no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code;

no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan, would not exceed $500,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA
Affiliate has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

         (ii) The Borrower and its Subsidiaries have not entered into any Foreign Pension Plan, nor have incurred any obligation(s) pursuant to any Foreign Pension Plan.

         5.11 The Security Documents. The provisions of the Security Agreement are effective to create in favor of the Lender a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and, subject to Section 6.10(d), the Lender has (or within 10 days following the Closing Date will have) a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens.

         5.12 Representations and Warranties in the Documents. All representations and warranties set forth in the other Documents (other than the Credit Documents) were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, except to the extent that the failure of any such representation or warranty to be true and current in all material respects, either individually or in the aggregate, could not reasonably be expected to have Material Adverse Effect.

         5.13 Properties. All Real Property owned or leased by the Borrower or any Subsidiary Guarantors, and the nature of the interest therein, is correctly set forth in Schedule IV. Each of the Borrower and each Subsidiary Guarantor has good and marketable title to all material properties owned by it, including all material property reflected in Schedule IV and in the most recent historical balance sheet referred to in Section 5.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

         5.14 Capitalization; Newly Issued Securities. (a) The authorized capital stock of the Borrower consist, of (i) 100,000,000 shares of common stock, $0.01 par value per share, of which 28,069,282 (after giving effect to the issuance contemplated by the Sale Documents) shares shall be issued and outstanding, and (ii) 1,000 shares of preferred stock, $.01 par value per share, of which none are issued and outstanding. All outstanding shares of the capital stock of the Borrower have been duly and validly issued and are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except for options, warrants and rights to purchase shares of the Borrower's common stock which have been issued.

         (b) The shares of equity securities to be issued upon conversion of the Note (the "Conversion Shares") have been duly authorized and validly reserved for issuance in contemplation of conversion of the Note pursuant to Section 10 hereof and, when issued and delivered in accordance with this Agreement, will have been validly issued, fully paid and non-assessable. The Lender will acquire good and marketable title to the Conversion Shares upon conversion of the Note pursuant to Section 10 hereof, free and clear of any and all Liens, except such Liens as may exist under the Credit Documents.

         5.15 Subsidiaries. The Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule V. Schedule V correctly sets forth the percentage ownership (direct or indirect) of the Borrower in each class of capital stock or other equity of its Subsidiaries and also identifies the direct owner thereof.

         5.16 Compliance with Statutes, etc. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         5.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19 Environmental Matters. (a) Each of the Borrower and each of its Subsidiary Guarantors is in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiary

Guarantors or any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors (including any such claim arising out of the ownership, lease or operation by the Borrower or any of its Subsidiary Guarantors of any Real Property formerly owned by the Borrower or any of its Subsidiary Guarantors but no longer owned, leased or operated by the Borrower or any of its Subsidiary Guarantors). There are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrower or any of its Subsidiary Guarantors, or any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors (including, to the best knowledge of the Borrower, any Real Property formerly owned, leased or operated by the Borrower or any of its Subsidiary Guarantors but no longer owned, leased or operated by the Borrower or any of its Subsidiary Guarantors) or, to the best knowledge of the Borrower, any property adjoining or adjacent to any such Real Property that could be reasonably expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiary Guarantors or any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors or (ii) to cause any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by the Borrower or any of its Subsidiary Guarantors under any applicable Environmental Law.

         (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors where such generation, use, treatment, storage or transportation has violated or could reasonably be expected to violate any Environmental Law or give rise to an Environmental Claim. Hazardous Materials have not at any time been Released on or from any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors where such Release has violated or could reasonably be expected to violate any applicable Environmental Law.

         (c) Notwithstanding anything to the contrary in this Section 5.19, the representations and warranties made in this Section 5.19 shall not be untrue unless the effect of any or all conditions, violations, claims, restrictions, failures and non-compliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.20 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause
(i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

         5.21 Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

         5.22 Indebtedness. Schedule VI sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the Borrower and its Subsidiaries which is to remain outstanding after giving effect to the Transaction (excluding the Loan, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and the Borrower or any of its Subsidiaries which directly or indirectly guarantees such debt.

         5.23 Transaction. At the time of consummation thereof, the Transaction shall have been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. At the time of
consummation   thereof,   all  consents  and   approvals  of,  and  filings  and
registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) (other than as expressly set forth in Section 5.04). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the incurrence of the Loan hereunder or the performance by any Credit Party of its obligations under the Documents to which it is party.

         5.24 Insurance. Schedule VII sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries, with the amounts insured (and any deductibles) set forth therein.

         SECTION 6. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Closing Date and until the Loan and the Note (together with interest thereon), and all other Obligations (other than indemnities described in Section 11.12 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

         6.01 Information Covenants. The Borrower will furnish to the Lender:

         (a) Monthly Reports. Within 30 days after the end of each fiscal month of the Borrower (commencing with its fiscal month ending on August 26, 2001), the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income and statement of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month, all of which shall be certified by the chief financial officer of the Borrower that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

         (b) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and retained earnings, and (in any event) the related statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer of the Borrower that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management's brief discussion and analysis of the important operational and financial developments during such quarterly accounting period.

         (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by Deloitte & Touche, LLP, any "Big Five" independent certified public accounting firm or any other independent certified public accountants of recognized national standing reasonably acceptable to the Lender, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default insofar as such Default or Event of Default relates to financial or accounting matters which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

         (d) Management Letters. Promptly after the Borrower's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

         (e) Budgets. No later than 30 days following the first day of each fiscal year of the Borrower, a budget in form reasonably satisfactory to the Lender (including budgeted statements of income, sources and uses of cash and balance sheets) prepared by the Borrower for each of the twelve months of such fiscal year prepared in detail, in each case setting forth, with appropriate discussions, the principal assumptions upon which such budgets are based.

         (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 6.01(a), (b) and (c), a certificate of the chief financial officer of the Borrower certifying on behalf of the Borrower that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (i) set forth in reasonable detail the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 7.02(iv), 7.03(iii), 7.04(iv), 7.04(viii), 7.05(v), 7.05(xiv) and 7.07, at the end of such fiscal quarter or year, as the case may be (it being understood that the calculations to determine compliance with each of the respective clauses under any of such Sections 7.02, 7.03, 7.04 and 7.05 need only set forth the aggregate amount of transactions that have occurred during the respective reporting period under each such clause), and (ii) certify that there have been no changes to Annexes A through E of the Security Agreement since the Closing Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 6.01(f), or if there have been any such changes, a list in reasonable detail of such changes.

         (g) Notice of Default, Litigation and Material Adverse Effect. Promptly, and in any event within five Business Days after any officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, or (ii) any litigation or governmental investigation or proceeding pending against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         (h) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Borrower or any of its Subsidiary Guarantors shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders (or any trustee, agent or other representative therefor) of its material Indebtedness (excluding Capitalized Lease Obligations and purchase money Indebtedness incurred pursuant to Section 7.04(iv)) pursuant to the terms of the documentation governing such material Indebtedness.

         (i) Environmental Matters. Promptly after any officer of the Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, either individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

         (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiary Guarantors or any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors;

         (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors that (a) results in noncompliance by the Borrower or any of its Subsidiary Guarantors with any applicable Environmental Law or (b) could be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiary Guarantors or any such Real Property;

         (iii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors that could be expected to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the Borrower or any of its Subsidiary Guarantors of such Real Property under any Environmental Law; and

         (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to the Lender all notices received by the Borrower or any of its Subsidiary Guarantors from any government or governmental agency under, or pursuant to, CERCLA which identify the Borrower or any of its Subsidiary Guarantors as potentially responsible parties for redemption costs or which otherwise notify the Borrower or any of its Subsidiary Guarantors of potential liability under CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto.

         (j) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or any of its Subsidiaries as the Lender may reasonably request.

         6.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiary Guarantors to, permit officers and designated representatives of the Lender to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary (although, so long as no Default or Event of Default then exists and is continuing, the Lender may not conduct more than two such visits in any fiscal year of the Borrower), and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants (so long as the Borrower is afforded an opportunity to be present), all upon reasonable prior notice and at such reasonable times as the Lender may reasonably request

         6.03 Maintenance of Property; Insurance. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the Borrower and its Subsidiaries in reasonably good working order and condition, ordinary wear and tear and damage by casualty excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which the Borrower or any of its Subsidiaries operates, and (iii) furnish to the Lender full information as to the insurance carried. At any time that insurance at or above the levels described on Schedule VII is not being maintained by the Borrower or any Subsidiary of the Borrower, the Borrower will, or will cause one of its Subsidiaries to, promptly notify the Lender in writing and, if thereafter reasonably requested by the Lender to do so, the Borrower or any such Subsidiary, as the case may be, shall obtain such insurance at such levels and coverage which are at least as great as those described in Schedule VII to the extent such insurance is available at commercially reasonable rates.

         (b) The Borrower will, and will cause each of its Subsidiary Guarantors to, at all times keep its property insured in favor of the Lender, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower and/or such Subsidiary Guarantors (i) shall be endorsed to the Lender's reasonable satisfaction for the benefit of the Lender (including, without limitation, by naming the Lender as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be canceled without at least 30 days' (or 10 days, in the case of nonpayment of premium) prior written notice thereof by the respective insurer to the Lender and (iii) shall be deposited with the Lender.

         (c) If the Borrower or any of its Subsidiary Guarantors shall fail to insure its property in accordance with this Section 6.03, or if the Borrower or any of its Subsidiary Guarantors shall fail to so endorse and deposit all policies or certificates with respect thereto, the Lender shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Lender for all reasonable costs and expenses of procuring such insurance.

         6.04 Existence; Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this
Section 6.04 shall prevent (i) sales of assets and other transactions by the Borrower or any of its Subsidiaries in accordance with Section 7.02 or (ii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.06 Compliance with Environmental Laws. (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws and permits applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as required in connection with the normal operation, use and maintenance of the business or operations of the Borrower or any of its Subsidiaries.

         (b) (i) After the receipt by the Lender of any notice of the type described in Section 6.01(i), (ii) at any time that the Borrower or any of its Subsidiary Guarantors are not in compliance with Section 6.06(a) or (b) or (iii) in the event that the Lender shall have exercised any of its remedies pursuant to the last paragraph of Section 8, the Borrower will (in each case) provide, at the sole expense of the Borrower and upon the request of the Lender, an environmental site assessment report concerning any Real Property owned, leased or operated by the Borrower or any of its Subsidiary Guarantors, prepared by an environmental consulting firm reasonably approved by the Lender, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with such Hazardous Materials on such Real Property. If the Borrower fails to provide same within 90 days after such request was made, the Lender may order the same, the cost of which shall be borne by the Borrower and the Borrower shall grant and hereby grant to the Lender and its agents access to such Real Property and specifically grant the Lender an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment at any reasonable time upon reasonable notice to the Borrower, all at the sole expense of the Borrower.

         6.07 ERISA. As soon as possible and, in any event, within ten (10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Lender a certificate of the chief financial officer of the Borrower setting forth in reasonable detail information as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices received by or required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC or any other governmental agency, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lender a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of
Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceed $500,000; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
Section  401(a)(29),  4971,  4975 or 4980 of the Code or Section 409,  502(i) or
502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. The Borrower will deliver to the Lender copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrower will also deliver, upon the request of the Lender, a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lender pursuant to the first sentence hereof, copies of any material records, documents or other information required to be furnished to the PBGC or any other governmental agency, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lender no later than ten (10) days after the date such records, documents and/or information has been furnished to the PBGC or any other governmental agency or such notice has been received by the Borrower, the respective Subsidiary or the ERISA Affiliate, as applicable. The Borrower and each of its applicable Subsidiaries shall insure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.08 End of Fiscal Years; Fiscal Quarters. The Borrower will cause (i) each of its, and each of its Subsidiaries', fiscal years to end on the Sunday following the last Friday of September of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on the appropriate Sunday at the end of each fiscal quarter of each year.

         6.09 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.10 Additional Security; Further Assurances. (a) In the event of any material decrease in the value of the collateral securing the Loan, the Borrower will, and will cause each of the Subsidiary Guarantors to, grant to the Lender security interests in such assets and properties of the Borrower and the Subsidiary Guarantors as are not covered by the original Security Documents, and as may be reasonably requested from time to time by the Lender (collectively, the "Additional Security Documents"). All such security interests shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Lender and shall constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Lender required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

         (b) The Borrower will, and will cause each of its Subsidiary Guarantors to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports, landlord waivers and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Lender may reasonably require. Furthermore, the Borrower will cause to be delivered to the Lender such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Lender to assure itself that this Section 6.10 has been complied with.

         (c) The Borrower agrees that each action required above by this Section
6.10 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Lender or required to be taken by the Borrower and/or its Subsidiary Guarantors pursuant to the terms of this Section 6.10; provided that, in no event will the Borrower or any of its Subsidiary Guarantors be required to take any action, other than using its reasonable best efforts, to obtain consents from third parties with respect to its compliance with this Section 6.10.

         (d) As promptly as practicable after the Closing, but in no event more than 14 calendar days after the Closing, the Borrower shall cause each relevant Assignor (as defined in the Security Agreement) to have duly authorized, executed and delivered the Control Agreement in the form of Exhibit J (as amended, modified or supplemented from time to time, the "Control Agreement") and delivered the same to the Lender, with the effect that the Lender shall at that point have a perfected, first priority Lien on the Bank Account, subject to no other Liens other than Permitted Liens.

         6.11 Disposition. The Borrower will use its reasonable best efforts to consummate the Disposition on or prior to September 20, 2001 and will cause the acquirer of the assets sold or otherwise transferred pursuant to the Disposition, to pay, upon the earlier of (x) the closing of the Disposition or (y) the transfer of ownership in the assets sold or otherwise transferred to the acquirer pursuant to the Disposition, directly to the Lender, that portion of the sale proceeds of the Disposition which equals the outstanding principal amount of the Loan (together with outstanding accrued but unpaid interest thereon) at such time.

         6.12 Use of Proceeds. The Borrower will use the proceeds of the Loan only as provided in Section 5.08.

         SECTION 7. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Closing Date and until the Loan and Notes (together with interest thereon), and all other Obligations (other than any indemnities described in Section 11.12 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

         7.01 Liens. The Borrower will not, and will not permit any of its Subsidiary Guarantors to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiary Guarantors, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiary Guarantors), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 7.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

         (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

         (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

         (iii) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule VIII, but only to the respective date, if any, set forth in such Schedule VIII for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on such Schedule VIII, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

         (iv)  Liens  created  pursuant  to  this  Agreement  and  the  Security
    Documents;

         (v) licenses, sublicenses, leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

         (vi) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 7.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

         (vii) Liens placed upon equipment, machinery or other assets (other than inventory, receivables and intellectual property) acquired after the Closing Date and used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of the acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment, machinery or other assets or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the Indebtedness secured by such Liens is permitted by Section 7.04(iv) and (y) in all events, the Lien encumbering the equipment, machinery or other assets so acquired does not encumber any other asset of the Borrower or such Subsidiary;

         (viii) municipal and zoning ordinances, easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

         (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases;

         (x) Liens arising out of the existence of judgments or awards in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all cash and the fair market value of all other property subject to such Liens does not exceed $1,000,000 at any time outstanding;

         (xi) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

         (xii) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds, customs bonds and other obligations of a like nature (other than appeal bonds) incurred in the ordinary course of business and return-of-money (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate amount of all cash and the fair market value of all other property subject to all Liens permitted by this clause (xii) shall not at any time exceed $1,000,000, although no more than $500,000 of such collateral may be in the form of cash at any one time;

         (xiii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods;

         (xiv) Liens consisting of rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or operation of law, incurred in the ordinary course of business;

         (xv) any interest or title of a licensor, lessor or sublessor under any license or lease permitted by this Agreement;

         (xvi) Liens on insurance proceeds securing unpaid premiums incurred in connection with the financing of insurance premiums; and

         (xvii) other Liens incidental to the conduct of the business of the Borrower or any of its Subsidiaries that (i) were not incurred in connection with Indebtedness, (ii) do not materially detract from the value of the assets subject to such Liens or materially impair the use thereof in the operation of such business (although to the extent that any such Liens attach to any Collateral, such Liens shall be junior to the Liens created in favor of the Lender and (iii) do not encumber cash and other property with a value in excess of, and do not secure obligations in excess of, $3,000,000 in the aggregate for all such Liens at any time outstanding.

         7.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiary Guarantors to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

         (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted;

         (ii) each of the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

         (iii) each of the Borrower and its Subsidiaries may sell obsolete, uneconomic or worn-out equipment or intellectual property in the ordinary course of business;

         (iv) each of the Borrower and its Subsidiaries may sell other assets (other than the capital stock of any Subsidiary Guarantor), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (x) the total consideration received by the Borrower or such Subsidiary is at least 90% cash and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied as (and to the extent) required by
    Section 3.02(c) and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (iv) shall not exceed $5,000,000 in any fiscal year of the Borrower;

         (v) Investments may be made to the extent permitted by Section 7.05;

         (vi) each of the Borrower and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (so long as any such lease or license does not create a Capitalized Lease Obligation of the Borrower or any of its Subsidiary Guarantors except to the extent permitted by Section 7.04(iv));

         (vii) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

         (viii) the Disposition shall be permitted;

         (ix) each of the Borrower and its Subsidiaries may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries, in each case so long as no such grant otherwise affects the Lender's security interest in the asset or property subject thereto (to the extent that a security interest is granted thereunder in such property);

         (x) any Subsidiary of the Borrower (i) may be merged or consolidated with or into the Borrower or liquidated so long as the Borrower is the surviving corporation of such merger or consolidation or the Borrower or a Subsidiary Guarantor thereof receives the assets of such Subsidiary upon such liquidation and (ii) may transfer its assets to the Borrower;

         (xi) any Subsidiary of the Borrower (i) may be merged or consolidated with or into any other Subsidiary of the Borrower or liquidated so long as
    (A) in the case of any (x) such merger or consolidation involving a Subsidiary Guarantor, a Subsidiary Guarantor is the surviving corporation of such merger or consolidation or (y) such liquidation of a Subsidiary Guarantor, a Subsidiary Guarantor receives the assets of such Subsidiary upon such liquidation and (B) in the case of any (x) such merger or consoli-dation involving a Wholly-Owned Subsidiary of the Borrower, in addition to the requirements of preceding clause (A)(x), a Wholly-Owned Subsidiary is the surviving corporation of such merger or consolidation or (y) such liquidation, in addition to the requirements of preceding clause (B)(y), a Wholly-Owned Subsidiary receives the assets of such Subsidiary upon such liquidation and (ii) may transfer its assets to any other Subsidiary of the Borrower, provided that if the transferor Subsidiary is a Subsidiary Guarantor, then such transfer must be to another Subsidiary Guarantor;

         (xii) the Borrower may sell or otherwise transfer inventory to one or more of the Subsidiary Guarantors for resale by such Subsidiary Guarantors at fair market value;

         (xiii) the Borrower may sell or otherwise transfer equipment, other fixed assets and intellectual property in the ordinary course of business to one or more of the Subsidiary Guarantors;

         (xiv) the Borrower and its Subsidiaries may sell Cash Equivalents for cash and at a purchase price no less than the principal amount thereof plus any accrued and unpaid interest thereon; and

         (xv) expenditures not to exceed $1,000,000 for repurchases of shares of UTC Common Stock on the NASDAQ-NMS are permitted.

To the extent the Lender waives the provisions of this Section 7.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this
Section 7.02 (other than to the Borrower or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents.

         7.03 Dividends. The Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

         (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to any Guarantor Subsidiary of the Borrower;

         (ii) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary); and

         (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase outstanding shares of its common stock (or options to purchase such common stock) or Qualified Preferred Stock following the death, disability or termination of employment of officers, directors or employees of the Borrower or any of its Subsidiaries, provided that (x) the only consideration paid by the Borrower in respect of such purchases shall be cash,

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
    Shareholder Subordinated Notes and/or cancellation of Indebtedness owing to the Borrower from such employees and (y) the sum of (I) the aggregate amount paid by the Borrower in cash in respect of all such purchases plus (II) the aggregate amount of all principal, interest and other cash payments made on all Shareholder Subordinated Notes shall not exceed $500,000.

         7.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiary Guarantors to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

         (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

         (ii) Existing Indebtedness outstanding on the Closing Date and listed on Schedule VI, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent set forth on Schedule VI, provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

         (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this Section 7.04 so long as the entering into of such Interest Rate Protection Agreements are bona fide hedging activities and are not for speculative purposes;

         (iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations and purchase money Indebtedness described in
    Section 7.01(vii), provided that in no event shall the sum of the aggregate principal amount of all Capitalized Lease Obligations and purchase money Indebtedness permitted by this clause (iv) exceed $25,000,000 at any time outstanding;

         (v) Indebtedness consisting of vendor financing provided by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Sale Documents;

         (vi) intercompany Indebtedness among the Borrower and its Subsidiaries to the extent permitted by Section 7.05(ix);

         (vii) Indebtedness consisting of guaranties by the Borrower and its Subsidiaries of each other's Indebtedness (other than Shareholder Subordinated Notes) and lease and other obligations permitted under this Agreement, provided that to the extent that any Subsidiary of the Borrower which is not then a Subsidiary Guarantor guaranties any obligation of the Borrower or any Subsidiary Guarantor, such Subsidiary shall become a Credit Party hereunder by taking all actions necessary as if such Subsidiary were a newly created or acquired Wholly-Owned Domestic Subsidiary;

         (viii) Indebtedness in respect of bid, performance, customs, appeal, surety and similar bonds entered into in the ordinary course of business in an aggregate amount not to exceed $500,000 at any time outstanding;

         (ix) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within three Business Days of the incurrence thereof;

         (x) Indebtedness in respect of guarantees of royalty payments entered into in the ordinary course;

         (xi) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes;

         (xii)   Indebtedness  in  respect  of  unpaid  insurance   premiums  in
    connection with the financing of insurance premiums;

         (xiii) Indebtedness in respect of any convertible debentures offered pursuant to a Rule 144A offering under the Securities Act of 1933, provided that any proceeds thereof are applied in accordance with Section 3.02(a); and

         (xiv) so long as no Default or Event of Default then exists or would result from the incurrence thereof, additional unsecured Indebtedness of the Borrower and its Subsidiaries not otherwise permitted hereunder in an aggregate principal amount not to exceed $1,000,000 at any time outstanding.

         7.05 Advances, Investments and Loan. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

         (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

         (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

         (iii) the Borrower and its Subsidiaries may hold the Investments held by them on the Closing Date and described on Schedule IX, provided that any additional Investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section 7.05;

         (iv) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

         (v) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $250,000;

         (vi) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock or Qualified Preferred Stock or options with respect to any such stock of the Borrower so long as no cash is paid by the Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

         (vii) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 7.04(iii) and the Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 7.04(xi);

         (viii) the Borrower and its Subsidiaries may acquire and hold promissory notes and other non-cash consideration issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by
    Section 7.02(iv);

         (ix) (A) the Borrower and the Subsidiary Guarantors may make intercompany loans and advances between or among one another (collectively, "Intercompany Loans"), and (B) the Borrower and the Subsidiary Guarantors may make cash equity contributions in their respective Subsidiaries which are Subsidiary Guarantors;

         (x) the Borrower and its Subsidiaries may hold additional investments in their respective Subsidiaries to the extent that such investments reflect an increase in the value of such Subsidiaries;

         (xi) the Borrower and its Subsidiaries may make transfers of assets in accordance with, and to the extent permitted by, Sections 7.02(x), (xi),
    (xii) and (xiii);

         (xii) the Borrower and the Subsidiary Guarantors may capitalize or forgive Indebtedness owed to one another;

         (xiii) the Borrower and its Subsidiaries may make advances in respect of license royalty payments, payments to suppliers in respect of purchases of inventory and other advance payments as part of the Borrower's or such Subsidiary's operations (other than to any director, officer or employee thereof), in each case in the ordinary course of business and on a basis consistent with past practices;

         (xiv) so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make Investments not otherwise permitted by clauses (i) through (xiii) of this Section 7.05 in an aggregate amount not to exceed $250,000 (determined without regard to any write-downs or write-offs thereof), net of cash payments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments); and

         (xv) the Borrower may consummate the Sale.

         7.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

         (i) Dividends may be paid to the extent provided in Section 7.03;

         (ii) loans may be made and other transactions may be entered into by the Borrower and its Subsidiaries to the extent permitted by Sections 7.02,
    7.04 and 7.05;

         (iii) customary fees may be paid to non-officer directors of the Borrower and its Subsidiaries and expenses and indemnifications for all directors of the Borrower;

         (iv) the transactions set forth on Schedule XI pursuant to the arrangements with respect thereto as in effect on the Closing Date;

         (v) the Borrower may issue and sell shares of its capital stock to the extent not otherwise prohibited under this Agreement; and

         (vi) the Borrower and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of the Borrower and its Subsidiaries in the ordinary course of business.

         7.07 Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements, etc. The Borrower will not, and will not permit any of its Subsidiary Guarantors to:

         (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any Permitted Indebtedness;

         (ii) make (or give any notice in respect of), any payment, prepayment, redemption or acquisition for value of (including, without limitation, by way of depositing with any Person money or securities before due for the purpose of paying when due) any Shareholder Subordinated Notes (whether in respect of principal, interest or otherwise), provided that so long as no Default or Event of Default then exists or would result therefrom, the Borrower may make payments on Shareholder Subordinated Notes to the extent permitted by Section 7.03(iii);

         (iii) amend or modify, or permit the amendment or modification of, any provision of any Shareholder Subordinated Note (including as a result of a refinancing or replacement thereof);

         (iv) amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate or articles of designation) or by-laws (or the equivalent organizational documents) or any agreement entered into by it with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause (vii) could not reasonably be expected to be adverse to the interests of the Lender in any material respect; or

         (v)  amend,  modify  or  change  any  provision  of (x) any  Management
    Agreement, unless such amendment, modification or change could not reasonably be expected to be adverse to the interests of the Lender (although no amendment or change may be made to any monetary term thereof) or (y) any Tax Sharing Agreement or enter into any new tax sharing agreement, tax allocation agreement or similar agreement without the prior written consent of the Lender.

         7.08  Limitation on Certain  Restrictions on  Subsidiaries.  Subject to
Section 7.12, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement (in which the Borrower or such Subsidiary is the licensee) or other contract entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (v) restrictions on the transfer of any asset pending the close of the sale of such asset, (vi) restrictions on the transfer of any asset subject to a Lien permitted by Section 7.01 and (vii) customary restrictions set forth in any joint venture agreement permitted hereunder on the transfer of any asset of the joint venture subject thereto.

         7.09 Limitation on Issuance of Capital Stock. (a) The Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any common stock other than common stock issued pursuant to the Sale Documents and in accordance with Section 1.05(b) hereof, (ii) any preferred stock other than Qualified Preferred Stock of the Borrower or (iii) any redeemable common stock other than common stock that is redeemable at the sole option of the Borrower or such Subsidiary, as the case may be.

         (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law, (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement or (v) to the Borrower or a Subsidiary Guarantor that is a Wholly-Owned Subsidiary of the Borrower.

         7.10 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries as of the Closing Date and reasonable extensions thereof and activities incidental thereof.

         7.11 Limitation on Creation of Subsidiaries. The Borrower will not, and will not permit any of its Subsidiary Guarantors to, establish, create or acquire after the Closing Date any Subsidiary, provided that the Borrower and its Wholly-Owned Subsidiaries that are Subsidiary Guarantors shall be permitted to (A) establish, create and, to the extent permitted by Section 7.05(xiv), acquire Wholly-Owned Subsidiaries so long as (i) each such new Wholly-Owned Domestic Subsidiary executes a counterpart of the Subsidiaries Guaranty and the Security Agreement, and (ii) each such new Wholly-Owned Domestic Subsidiary, to the extent requested by the Lender, takes all actions required pursuant to
Section 6.10 and (B) establish, create and acquire non-Wholly-Owned Subsidiaries in each case to the extent permitted by Section 7.05(xiv). In addition, each such new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 4 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Closing Date.

         7.12 Bank Accounts; Transfers. The Borrower shall not permit Uniroyal Optoelectronics, LLC ("UOE") to create, maintain or have access to any bank account, deposit account or other similar account other than the Bank Account. The Borrower shall ensure that all cash received by UOE shall be deposited in the Bank Account. Unless an Event of Default has occurred and is continuing (whereupon, upon such Event of Default, no funds may be withdrawn by UOE or other Person, subject to applicable laws, from the Bank Account without the prior written consent or instructions of the Lender), funds may be withdrawn from the Bank Account by UOE exclusively for the purpose of making payments to current account debtors in the ordinary course of business and for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of UOE's salaried employees and otherwise in accordance with the terms of the Credit Documents. Without limiting the foregoing, UOE shall not be permitted to make any transfers out of the Bank Account to the Borrower or any other Subsidiary of the Borrower.

         SECTION 8. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

         8.01 Payments. The Borrower shall (i) default in the payment when due of any principal or interest of the Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any other amounts owing hereunder or thereunder; or

         8.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

         8.03 Covenants.  The Borrower or any of its Subsidiary Guarantors shall
(i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(g)(i), 6.09, 6.12 or Section 7 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections 8.01 and 8.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Lender; or

         8.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiary Guarantors shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing, guaranteeing, or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or (z) default in the observance or performance of any term or condition under the Sale Documents or the Disposition Documents, or (ii) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 8.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $500,000; or

         8.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or the Borrower or any of its Subsidiaries shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

         8.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default" within the meaning of
Section 4219(c)(5) of ERISA shall occur with respect to any Plan, any applicable
law,   rule  or  regulation  is  adopted,   changed  or   interpreted,   or  the
interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change of Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect; or

         8.07 Security Documents. Any of the Security Documents shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond the period of grace, if any, specifically applicable thereto pursuant to the terms of such Security Document; or

         8.08 Subsidiaries Guaranty. The Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect (other than in accordance with the express terms thereof) as to any Subsidiary Guarantor, or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty; or

         8.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any Subsidiary of the Borrower involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable and remains unpaid for 7 days after the entry thereof or shall not be vacated, discharged or stayed or bonded pending appeal within 60 days of entry thereof, and the aggregate amount of all such judgments equals or exceeds $500,000; or

         8.10   Change  of   Control.   A  Change  of   Control   shall   occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender (provided that, if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Lender as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitment terminated, whereupon the Commitment of the Lender shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of the Loan and the Note and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and (iii) enforce any or all of the Liens and security interests created pursuant to the Security Documents in accordance with the terms thereof.

         SECTION 9. Definitions and Accounting Terms.

         9.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Interest Trigger Date" shall mean the earlier of September 20, 2001 and the consummation of the Disposition.

         "Additional  Security  Documents"  shall have the  meaning  provided in
Section 6.10.

         "Adhesives Division" shall mean the adhesives and sealants business of Uniroyal Engineered Products L.L.C., a Delaware limited liability company.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the Lender (nor any Affiliate thereof) shall not be considered an Affiliate of the Borrower or any Subsidiary thereof.

         "Agreement"   shall   mean  this   Credit   Agreement,   as   modified,
supplemented,   amended,  restated  (including  any  amendment  and  restatement hereof), extended or renewed from time to time.

         "Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to the Borrower or a Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections 7.02(ii), (iii), (vii), (ix),
(x), (xi), (xii), (xiii) and (xiv).

         "Bank Account" shall mean that certain deposit account known as Acct# DDA#2090002593219 maintained with First Union National Bank.

         "Bankruptcy Code" shall have the meaning provided in Section 8.05.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrowing" shall mean the borrowing of the Loan from the Lender on the Closing Date.

         "Business Day" shall mean for all purposes any day except Saturday, Sunday and any day which shall be in New York, New York a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

         "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

         "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (iii) Dollar denominated time deposits, bankers acceptance and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than twelve months from the date of acquisition by such Person, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than twelve months after the date of acquisition by such Person and
(vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

         "CERCLA"   shall  mean  the   Comprehensive   Environmental   Response,
Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

         "Change of Control" shall mean (i) Howard R. Curd shall at any time and for any reason fail to own at least 80% of the economic and voting interests in the Borrower' capital stock which he owned as of the Closing Date, (ii) a "change of control" or similar event shall occur as provided in any documentation evidencing or governing the Borrower's or any of its Subsidiaries' Indebtedness, and (iii) a change of control of the Borrower that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the date hereof, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall occur; provided that, without limitation, such a Change of Control shall be deemed to occur if: (A) any "Person" (as such term is used in ss.13(d) and ss.14(d) of the Exchange Act), except for any employee benefit plan of the Borrower or any Subsidiary or related corporation, or any entity holding voting securities of the Borrower for or pursuant to the terms of any such plan, shall become the beneficial owner, directly or indirectly, of securities of the Borrower representing 25% or more of the combined voting power of the Borrower's then outstanding securities; (B) there shall occur a contested proxy solicitation of the Borrower's shareholders that results in the contesting party obtaining the ability to vote securities representing 25% or more of the combined voting power of the Borrower's then-outstanding securities; or (C) there shall occur: (1) a sale, exchange, transfer or other disposition of substantially all of the assets of the Borrower to another entity, except to an entity controlled directly or indirectly by the Borrower or by the same Persons that controlled the Borrower immediately prior to such sale, exchange, transfer or other disposition, (2) a merger or consolidation in which the Borrower is a constituent unless the surviving entity is controlled directly or indirectly by the same Persons that controlled the Borrower immediately prior to such merger or consolidation or (3) the adoption of a plan of liquidation or dissolution of the Borrower other than pursuant to bankruptcy or insolvency laws. For purposes of this definition "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Change of Law" shall have the meaning provided in Section 8.06.

         "Closing Date" shall have the meaning provided in Section 11.09.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Security Agreement Collateral.

         "Collective  Bargaining  Agreements" shall have the meaning provided in
Section 4.05.

         "Commitment" shall mean the amount set forth opposite the Lender's name in Schedule I directly below the column entitled "Commitment," as same shall be terminated pursuant to Sections 2.01 and/or 8.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Control Agreement" shall have the meaning provided in Section 6.10(d).

         "Conversion" shall have the meaning provided in Section 10.01(a).

         "Conversion   Notice"  shall  have  the  meaning  provided  in  Section
10.01(b).

         "Conversion Price" shall have the meaning provided in Section 10.01(a).

         "Conversion Shares" shall have the meaning provided in Section 5.14(b).

         "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, the Note, the Subsidiaries Guaranty and each Security Document.

         "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

         "Current  Market  Price"  shall  mean,  in  respect of any share of UTC
Common Stock on any date herein specified, the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ National Market System ("NASDAQ-NMS") on which such UTC Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, (iii) if the UTC Common Stock is not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Lender and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Lender and one of which shall be selected by the Borrower.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Disposition" shall mean the sale, transfer, or other disposition of the Adhesives Division of the Borrower for cash in an amount at least equal to the amount of the Loan.

         "Disposition Documents" shall mean the documents which effect, or otherwise evidence, the Disposition, which shall, in all events, be reasonably satisfactory to the Lender.

         "Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership or membership interests outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership or membership interests of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity interests). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

         "Documents" shall mean the Credit Documents and the Sale Documents.

         "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

         "Domestic Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated under the laws of the United States, any State thereof or the District of Columbia.

         "Employment  Agreements"  shall have the  meaning  provided  in Section
4.05.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

         "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "Event of Default" shall have the meaning provided in Section 8.

         "Existing  Indebtedness"  shall have the  meaning  provided  in Section
5.22.

         "Existing  Indebtedness  Agreements" shall have the meaning provided in
Section 4.05.

         "Final   Maturity  Date"  shall  mean  the  earlier  to  occur  of  the consummation of the Disposition and the second year anniversary of the Closing Date.

         "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

         "Foreign Subsidiary" shall mean each Subsidiary of the Borrower which is not a Domestic Subsidiary.

         "Fund Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power
(i) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contains dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

         "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit, bankers' acceptances and similar obligations issued for the account of such Person and all unpaid drawings in respect of such letters of credit, bankers' acceptances and similar obligations, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

         "Intercompany   Loan"  shall  have  the  meaning  provided  in  Section
7.05(ix).

         "Intercompany Note" shall mean a promissory note, in the form of Exhibit H, evidencing Intercompany Loans.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

         "Investments" shall have the meaning provided in Section 7.05.

         "Joint Venture Company" shall mean Uniroyal Optoelectronics, LLC, a Delaware limited liability company.

         "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "Lender" shall have the meaning provided in the first paragraph to this Agreement.

         "Lien"  shall mean any  mortgage,  pledge,  hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

         "Loan" shall have the meaning provided in Section 1.01.

         "Management  Agreements"  shall have the  meaning  provided  in Section
4.05.

         "Margin Stock" shall have the meaning provided in Regulation U.

         "Material Adverse Effect" shall mean (i) a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole or (ii) a material adverse effect (x) on the rights or remedies of the Lender hereunder or under any other Credit Document or
(y) on the ability of any Credit Party to perform its obligations to the Lender hereunder or under any other Credit Document.

         "Minimum Borrowing Amount" shall mean $100,000.

         "Monthly Payment Date" shall mean the last Business Day of each calendar month occurring after September 1, 2001.

         "NAIC" shall mean the National Association of Insurance Commissioners.

         "NASDAQ-NMS" shall have the meaning provided for in the definition of "Current Market Price" as set forth in this Article IX.

         "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

         "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

         "Net  Insurance  Proceeds"  shall mean,  with  respect to any  Recovery
Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with such Recovery Event.

         "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness secured pursuant to the Security Documents) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

         "Non-Compete  Agreements"  shall have the  meaning  provided in Section
4.05.

         "Note" shall have the meaning provided in Section 1.05(a).

         "Notice of Borrowing" shall have the meaning provided in Section 1.02.

         "Notice Office" shall mean the office of the Lender located at 145 Belmont Drive, Somerset, New Jersey 08873, Attention: Chief Financial Officer or such other office or person as the Lender may hereafter designate in writing as such to the other parties hereto.

         "Obligations" shall mean all amounts owing to the Lender pursuant to the terms of this Agreement or any other Credit Document.

         "Organic Change" shall have the meaning provided in Section 10.01(g).

         "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "Permitted Liens" shall have the meaning provided in Section 7.01.

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Pricing Date" shall have the meaning provided in Section 10.1(a).

         "Prime Rate" shall mean the rate which Bankers Trust Company announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes.

         "Projections" shall mean the projections, delivered to the Lender on or about the Closing Date, which were prepared by or on behalf of the Borrower in connection with the Transaction and delivered to the Lender prior to the Closing Date.

         "Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms of any such preferred stock (w) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to December 31, 2011, (x) do not require the cash payment of dividends,
(y) do not contain any covenants (other than reporting covenants), and (z) are otherwise reasonably satisfactory to the Lender.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

         "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 6.03.

         "Register" shall have the meaning provided in Section 11.15.

         "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated as of August 2, 2001, by and between the Lender and the Borrower.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

         "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

         "Sale" shall mean the sale of the Lender's limited liability membership interest in the Joint Venture Company to the Borrower (or a Subsidiary Guarantor) pursuant to, and in accordance with the terms of, the Sale Documents on or before the Closing Date.

         "Sale Documents" shall mean the (i) MEMBERSHIP INTEREST PURCHASE AGREEMENT dated as of August 2, 2001 by and among the Borrower, Uniroyal Compound Semiconductor Inc., a Delaware corporation, UOE and the Lender, (ii) Registration Rights Agreement, (iii) Amendment to the Amended and Restated Joint Venture Agreement dated November 30, 1998, by and among the Lender, the Borrower and UOE, dated as of August 2, 2001, (iv) New Technology License Agreement dated as of August 2, 2001, by and between the Lender and the Borrower and (v) all ancillary or incidental related documents or agreements referred to in each of the foregoing.

         "SEC" shall have the meaning provided in Section 6.01(h).

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Security Agreement" shall have the meaning provided in Section 4.09.

         "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

         "Security Document" shall mean and include each of the Security Agreement, the Control Agreement and, after the execution and delivery thereof, each Additional Security Document.

         "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by the Borrower (and not guaranteed or supported in any way by any Subsidiary of the Borrower) in the form of Exhibit I (appropriately completed), as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

         "Shareholders' Agreements" shall have the meaning provided in Section 4.05.

         "Specified Default" shall mean (i) a Default under Section 6.01(a), (b) or (c), 8.01 or 8.05 and (ii) any Event of Default.

         "Subsidiaries  Guaranty"  shall have the  meaning  provided  in Section
4.10.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

         "Subsidiary Guarantor" shall mean each of (i) Uniroyal Compound Semiconductors, Inc., a Delaware corporation, (ii) Uniroyal Optoelectronics,
LLC, a Delaware corporation, (iii) Sterling Semiconductor, Inc., a Delaware corporation, (iv) NorLux Corp., a Delaware corporation, and (v) Uniroyal Optoelectronics Service Company, Inc., a Delaware corporation.

         "Tax Benefit" shall have the meaning provided in Section 3.04(c).

         "Tax  Sharing  Agreements"  shall have the meaning  provided in Section
4.05.

         "Taxes" shall have the meaning provided in Section 3.04(a).

         "Transaction" shall mean, collectively, (i) the Sale, (ii) the entering into of the Credit Documents and the borrowing of the Loan on the Closing Date by the Borrower and (iii) the payment of all fees and expenses in connection with the foregoing.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contribution).

         "United States" and "U.S." shall each mean the United States of America.

         "UOE" shall have the meaning provided in Section 7.12.

         "UTC Common Stock" shall mean shares of the common stock of the Borrower.

         "Wholly-Owned Domestic Subsidiary" shall mean each Domestic Subsidiary of the Borrower that is also a Wholly-Owned Subsidiary of the Borrower.

         "Wholly-Owned Foreign Subsidiary" shall mean each Foreign Subsidiary of the Borrower that is also a Wholly-Owned Subsidiary of the Borrower.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         SECTION 10. Conversion.

         10.01 Conversion of Note.

         (a) Subject to the provisions for adjustment hereinafter set forth, the Note shall be convertible, in whole or in part, at any time after the Additional Interest Trigger Date, at the option of the Lender (a "Conversion"), up to the outstanding principal amount of the Note plus accrued but unpaid interest thereon held by Lender at the time of such conversion into that number of fully paid and nonassessable shares of UTC Common Stock equal to (x) the quotient obtained by dividing (A) the principal amount of the Note plus accrued but unpaid interest thereon to be converted by (B) the Conversion Price (as hereinafter defined) minus (y) any additional interest paid on overdue principal that has been paid or is owing in UTC Common Stock; subject to the proviso contained in this Section 10.01(a). The conversion price (the "Conversion Price") shall be the average closing price of UTC Common Stock as reported on NASDAQ-NSM (or, if NASDAQ-NSM is not available, a similar generally accepted reporting service in the United States of America or, if such service is not available, a price determined in good faith by the Board of Directors of the Borrower) for a period of fourteen (14) Business Days consisting of (x) the seven (7) Business Days prior to the notice of conversion, (y) the Business Day of the issuance of the Conversion Notice by the Lender and (z) the six (6) Business Days following the issuance of the Conversion Notice (but in no event shall the Conversion Price be higher than $8.39 or lower than $6.87, provided, however, that the foregoing amounts shall be appropriately adjusted to give effect to adjustments to the Conversion Price, from time to time, pursuant to
Section 10.01(f)) and shall be subject to further adjustments from time to time pursuant to Section 10.01. The transfer and delivery of the UTC Common shares to the Lender shall take place three (3) Business Days following the last day used to calculate the Conversion Price (such earlier date, the "Pricing Date" and such later date, the "Conversion Date"); provided, however, that (x) no fractional shares shall be issued upon the conversion of the Note, (y) all shares of UTC Common Stock (including fractions thereof) issuable upon conversion of the Note by the Lender shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share and (z) if, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of UTC Common Stock, Borrower shall, in lieu of issuing any fractional share, pay Lender a sum in cash equal to the Conversion Price of such fraction on the date of conversion.

         (b) A Conversion may be effected by the Lender upon the surrender to Borrower at the principal office of the Borrower of the Note accompanied by a written notice stating that the Lender elects to convert all or a specified amount of its Note in accordance with the provisions of this Section 10 and specifying the name or names in which Lender wishes the certificate or certificates for shares of UTC Common Stock to be issued (the "Conversion Notice").

         (c) In case the Conversion Notice shall specify a name or names other than that of the Lender, such Conversion Notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of UTC Common Stock in such name or names. Other than such taxes, Borrower will pay any and all taxes (other than taxes based on income) that may be payable in respect of any issuance or delivery of shares of UTC Common Stock upon a Conversion. On the Conversion Date and upon, if applicable, payment of all transfer taxes (or the demonstration to the reasonable satisfaction of Borrower that such taxes have been paid), Borrower shall deliver or cause to be delivered (1) certificate(s) representing the number of validly issued, fully paid and nonassessable full shares of UTC Common Stock to which the holder of the Note being converted shall be entitled and (2) if less than all of principal amount of the Note evidenced by the surrendered Note is being converted, in exchange for the Note surrendered, a new Note, of like tenor, in a principal amount equal the full principal amount of the Note surrendered less the principal amount being converted.

         (d) A Conversion shall be deemed to have been made at the close of business on the Pricing Date and of such surrender of the certificate or certificates representing the Note to be converted so that the rights of the holder thereof as to the Note being converted shall cease except for the right to receive shares of UTC Common Stock in accordance herewith, and the Person entitled to receive the shares of UTC Common Stock shall be treated for all purposes as having become the record holder of such shares of UTC Common Stock at such time.

         (e) Borrower shall at all times reserve, and keep available for issuance upon a Conversion, such number of its authorized but unissued shares of UTC Common Stock as will from time to time be sufficient to permit a Conversion of all of the outstanding principal balance of the Note, and shall take all action required to increase the authorized number of shares of UTC Common Stock if necessary to permit the Conversion of all of the outstanding principal balance of the Note.

         (f) The Conversion Price will be subject to adjustment from time to time as follows:

         (i) In case Borrower shall at any time or from time to time after the Closing Date (A) pay a dividend, or make a distribution, on the outstanding shares of UTC Common Stock in shares of UTC Common Stock, (B) subdivide the outstanding shares of UTC Common Stock, (C) combine the outstanding shares of UTC Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of UTC

    Common Stock any shares of capital stock of Borrower, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of the Note thereafter surrendered for Conversion shall be entitled to receive the number of shares of UTC Common Stock or other securities of Borrower which Lender would have owned or have been entitled to receive after the happening of any of the events described above, had such Note been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 10.01(f)(i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of UTC Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which Section 10(g) applies.

         (ii) In case Borrower shall issue shares of UTC Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of UTC Common Stock) after the Closing Date, other than (A) pursuant to obligations existing on the date hereof, including, without limitation, obligations under agreements with existing lenders, outstanding options, rights, warrants or other securities convertible into or exchangeable for shares of UTC Common Stock, or pursuant to any existing employee benefit plan, (B) pursuant to any joint venture or other strategic alliance, with the prior written consent of Lender, (C) issuances covered by Section 10.01(f)(i), and (D) issuances pursuant to a registration statement under the Securities Act, for consideration in an amount per share of UTC Common Stock (or having an exercise, conversion or exchange price per share) less than an amount equal to 25% below the Current Market Price, then (i) the number of shares of UTC Common Stock for which the Note is convertible shall be adjusted to equal the product obtained by multiplying the number of shares of UTC Common Stock for which the Note is convertible immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of UTC Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of UTC Common Stock outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such additional shares of UTC Common Stock would purchase at the then Current Market Price; and (ii) the Conversion Price as to the number of shares for which this Note is convertible prior to such adjustment shall be adjusted by multiplying such Conversion Price by a fraction (x) the numerator of which shall be the number of shares for which this Note is convertible immediately prior to such issue or sale, and (y) the denominator of which shall be the number of shares of UTC Common Stock purchasable immediately after such issue or sale.

         (iii) An adjustment made pursuant to Section 10.01(f)(ii) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. No adjustment shall be made pursuant to Section 10.01(f)(ii) in respect of any issuance of shares of UTC Common Stock on or prior to the Closing Date. For purposes of Section 10.01(f)(ii), the aggregate consideration received by Borrower in connection with the issuance of shares of UTC Common Stock or of rights, warrants or other securities exchangeable or convertible into shares of UTC Common Stock shall be deemed to be equal to the sum of the aggregate offering price of all such UTC Common Stock and such rights, warrants, or other exchangeable or convertible securities plus the aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into shares of UTC Common Stock.

         (iv) In case Borrower shall at any time or from time to time after the Closing Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of Borrower or any of its Subsidiaries by way of dividend or spinoff), on its UTC Common Stock, other than dividends or distributions of shares of UTC Common Stock which are referred to in clause (i) above and cash dividends paid out of retained earnings, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (A) the applicable Conversion Price on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (B) a fraction, the numerator of which shall be the Current Market Price per share of UTC Common Stock on the day immediately prior to such record date less the amount of such dividend or distribution per share of UTC Common Stock, and the denominator of which shall be such Current Market Price per share of UTC Common Stock on the day immediately prior to such record date. No adjustment shall be made pursuant to this Section 10.01(f)(iv) in connection with any transaction to which
    Section 10.01(g) applies.

         (v) For purposes of this Section 10.01(f), the number of shares of UTC Common Stock at any time outstanding shall not include any shares of UTC Common Stock then owned or held by or for the account of Borrower or any of its Subsidiaries.

         (vi) If Borrower shall take a record of the holders of its UTC Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of UTC Common Stock issuable upon exercise of the right of conversion granted by this Section 10.01(f) or in the Conversion Price then in effect shall be required by reason of the taking of such record.

         (vii) Anything in this Section 10.01(f) to the contrary notwithstanding, Borrower shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Price by at least 1%, and when the cumulative net effect of more than one adjustment so

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
    determined shall be to change the Conversion Price by at least one percent, such change in Conversion Price shall thereupon be given effect.

         (viii) If any option or warrant expires or is canceled without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Conversion Price shall be adjusted accordingly. No holder of UTC Common Stock which was previously issued upon conversion of the Note shall have any obligation to redeem or cancel any such shares of UTC Common Stock as a result of the operation of this Section 10.01(f)(viii).

         (g) In case of any reorganization of capital, reclassification of capital stock (other than a reclassification of capital subject to Section 10.01(f)(i)), consolidation or merger with or into another corporation, or sale, transfer or disposition of all or substantially all the property, assets or business of Borrower to another corporation (any one or more of such events being an "Organic Change"), the Note then outstanding, shall thereafter be convertible into, in lieu of the UTC Common Stock issuable upon such Conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of UTC Common Stock into which the Note was convertible immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of UTC Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than UTC Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 10.01(g) shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

         (h) In case at any time or from time to time Borrower shall pay any stock dividend or make any other non-cash distribution to the holders of its UTC Common Stock, or shall offer for subscription pro rata to the holders of its UTC Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the UTC Common Stock of Borrower or consolidation or merger of Borrower with or into another corporation, or any sale or conveyance to another corporation of the property of Borrower as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of Borrower, then, in any one or more of said cases, Borrower shall give at least 20 days' prior written notice to the registered holder of the Note at the address of each as shown on the books of Borrower as of the date on which (i) the books of Borrower shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such non-bankruptcy reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which Section 10.01(g) applies Borrower shall give at least 20 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the UTC Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their UTC Common Stock for securities or other property deliverable upon such non-bankruptcy reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or

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
winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

         (i) Upon any adjustment of the Conversion Price then in effect and any increase or decrease in the number of shares of UTC Common Stock issuable upon the operation of the conversion set forth in this Section 10.01, then, and in each such case, Borrower shall promptly deliver to the holder of the Note, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of Borrower setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion
Price then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by this Section 10.1, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment.

         (j) If any event occurs as to which the  foregoing  provisions  of this
Section 10.01 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Borrower, fairly and adequately protect the conversion rights of the Holder of the Note in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Borrower shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors of the Borrower, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Conversion Price or decreasing the number of shares of the UTC Common Stock issuable upon the conversion of the Note.

         (k) Notwithstanding any issuance of a Conversion Notice, at any time prior to the Pricing Date, the Borrower shall have the option to repay the Loan together with any interest theretofore accrued and unpaid (including additional interest under Section 1.05(b)). Such payment must be received in full by the Lender prior to the Pricing Date and otherwise in accordance with the terms of the Credit Documents. From and after the Pricing Date, the Borrower may not repay that portion of the Loan that is being converted pursuant to this Section 10.01.

         (l) Any shares of UTC Common Stock issued pursuant to this Agreement (including this Section 10.01 and Section 1.05(b)) shall be entitled to the benefit of the Registration Rights Agreement.

         SECTION 11. Miscellaneous.

         11.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and disbursements of White & Case LLP and of the Lender's consultants) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including, in each case without

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
limitation, the reasonable fees and disbursements of counsel and consultants for the Lender); (ii) pay and hold the Lender harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such taxes; and
(iii) indemnify the Lender, and each of its officers, directors, employees, representatives, agents, affiliates, trustees and investment advisors from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of the Loan hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials by the Borrower or any of its Subsidiaries at any location, whether or not owned, leased or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless the Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         11.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to the Lender under this Agreement or under any of the other Credit Documents, and all other claims of any nature or

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
description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         11.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to the Lender, at its address specified on Schedule II; or, as to any Credit Party, at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Lender and the Borrower shall not be effective until received by the Lender or the Borrower, as the case may be.

         11.04 Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lender and, provided further, that, although the Lender may transfer, assign or grant participations in its rights hereunder, the Lender shall remain a "Lender" for all purposes hereunder and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against the Lender in respect of such participation to be those set forth in the agreement executed by the Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if the Lender had not sold such participation.

         (b) Notwithstanding the foregoing, the Lender may (x) assign all or a portion of its outstanding Obligations hereunder to any affiliate of the Lender which is at least 50% owned by the Lender or its parent company, provided that,
(i) at such time Schedule I shall be deemed modified to reflect the outstanding Loan of such new Lender and of the existing Lender, and (ii) upon the surrender of the Note by the assigning Lender (or, upon such assigning Lender's indemnifying the Borrower for the lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new
Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised outstanding Loan. To the extent of any assignment pursuant to this Section 11.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned outstanding Loan.

         11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege

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
hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

         11.06 Calculations; Computations; Adjustments; Accounting Terms. (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender).

         (b) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

         (c) At all times, the rate of interest to be paid hereunder (including, without limitation, any additional interest payable pursuant to Section 1.05(b) shall be the lesser of (x) the highest rate of interest provided for in accordance with the terms hereunder, and (y) the maximum permissible rate of interest provided for under applicable laws.

         11.07 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER

SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND
AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         11.08 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

         11.09 Effectiveness. This Agreement shall become effective on the date (the "Closing Date") on which (i) the Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Lender at the Notice Office, and (ii) each of the conditions precedent set forth in Section 4 has been satisfied to the reasonable satisfaction of the Lender or waived with the consent of the Lender. The Lender will give the Borrower prompt written notice of the occurrence of the Closing Date.

         11.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         11.11 Amendment or Waiver; etc. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated

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
unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Lender.

         11.12 Survival. All indemnities set forth herein including, without limitation, in Sections 3.04 and 11.01 shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the Obligations.

         11.13 Domicile of Loan. The Lender may transfer and carry its Loan at, to or for the account of any office, Subsidiary or Affiliate of the Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of the Loan pursuant to this Section 11.13 would, at the time of such transfer, result in increased costs under Section 3.04 from those being charged by the Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

         11.14 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 11.14, the Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or the Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 11.14 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lender in writing as confidential, provided that the Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 11.14(a) by the Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to the Lender, and (v) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Note or Commitment or any interest therein by the Lender, provided that such prospective transferee or participant agrees to be bound by the confidentiality provisions contained in this Section 11.14.

         (b) The Borrower hereby acknowledges and agrees that the Lender may share with any of its affiliates, and such affiliates may share with the Lender any information related to the Borrower or any of its Subsidiaries (including, without limitation, any non-public customer information regarding the creditworthiness of the Borrower and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 11.14 to the same extent as the Lender.

         11.15 Register. The Borrower hereby designates the Lender to serve as the Borrower's agent, solely for purposes of this Section 11.15, to maintain a register (the "Register") on which it will record the Commitment from time to time of the Lender, the Loans made by the Lender and each repayment in respect of the principal amount of the Loan. Failure

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
to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to the Lender, the transfer of the Commitment of the Lender and the rights to the principal of, and interest on, the Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Lender with respect to ownership of such Commitment and Loan and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loan shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loan shall be recorded by the Lender on the Register only upon the acceptance by the Lender of a properly executed and delivered assignment and assumption agreement in form and substance satisfactory to the Lender. Coincident with the delivery of such an assignment and assumption agreement to the Lender for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing the Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lender. The Borrower agrees to indemnify the Lender from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Lender in performing its duties under this Section 11.15.

                                      * * *

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
         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

2 North Tamiami Trail, Suite 900         UNIROYAL TECHNOLOGY CORPORATION
Sarasota, FL  34236
Attn:  George J. Zulanas, Jr.
Telephone No.:  (941) 361-2220           By/s/George J. Zulanas Jr.
Telecopier No.:  (941) 361-2214            ------------------------------------
                                           Title:  Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer

145 BELMONT DRIVE,                       EMCORE CORPORATION
SOMERSET, NEW JERSEY  08873
Attn: Mr Thomas Werthan
Telephone No.:  (732) 271-9090           By/s/Thomas Werthan
Telecopier No.:  (732) 271-9783            ------------------------------------
                                           Title:  Chief Financial Officer

                                                                      SCHEDULE I

                                   COMMITMENTS





Lender                           Commitment

Emcore Corporation               $5,000,000.00

                            ----------------------
TOTAL:                           $5,000,000.00

                                                                     SCHEDULE II

                                 LENDER ADDRESS



Lender                                               Address

EMCORE Corporation                                   145 BELMONT DRIVE,
                                                     SOMERSET, NEW JERSEY  08873
                                                     Attn:  Mr. Thomas Werthan
                                                     Tel. No.:  (732) 271-9090
                                                     Fax No.:  (732) 271-9783

                                                                    SCHEDULE III

                                      PLANS

1. Uniroyal Technology Corporation Savings Plan
2. Uniroyal Technology Corporation Savings Plan A
3. Uniroyal Technology Corporation 401(k) Plan for Polycast Technology Wage Employees, Stamford, Connecticut

                                      * * *

                                                                     SCHEDULE IV

                                  REAL PROPERTY

Owned
None.

Leased

1. Location:      3401 Cragmont Drive, Tampa, Florida
Lessee:           Uniroyal Optoelectronics, LLC
Lessor:           ProLogis Trust, 207-D Kelsey Lane, Tampa, FL 33619
Term:             August 1, 1998 - July 31, 2008

2. Location:      22660 Executive Drive, Suite 101, Sterling, Virginia
Lessee:           Sterling Semiconductor, Inc.
Lessor:           ProLogis Trust, 5200 Eisenhower Avenue, Suite 200, Alexandria,
                  VA 22304
Term:             March 1, 2001 - February 28, 2006

3. Location:      575 Randy, Carol Stream, Illinois
Lessee:           NorLux Corp.
Lessor:           AC Investments, LLC, 231 S. Gary, Suite 101, Bloomingdale, IL
                  60108
Term:             August 1, 2000 - July 31, 2005

4. Location:      7 Commerce Drive, Danbury, Connecticut
Lessee:           Sterling Semiconductor, Inc.
Lessor:           Advanced Technology Materials, Inc.
Term:             Expires September 30, 2004 (pursuant to a sharing agreement)

                                      * * *

                                                                      SCHEDULE V

                                  SUBSIDIARIES

1.       Uniroyal Technology Corporation (Delaware, Florida)

         A. Each of the following are Wholly-Owned Subsidiaries of Uniroyal Technology Corporation:

                  (i)      Uniroyal HPP Holdings, Inc. (Delaware)

                  (ii)     UnitechNJ, Inc. (Delaware, New Jersey)

                  (iii)    UnitechOH, Inc. (Ohio)

                  (iv)     Uniroyal Compound Semiconductors, Inc. (Delaware)
                           - fka Uniroyal Optoelectronics, Inc. (Delaware)
                           - fka Townsend Plastics, Inc. (Delaware)

                  (v)      BayPlas7, Inc. (Delaware)

                  (vi)     BayPlas3, Inc. (Delaware)

                  (vii)    High Performance Plastics, Inc. (Delaware)

                  (viii) Uniroyal Optoelectronics Service Corporation (Delaware) - fka Polycast Plastics Corporation (Delaware)

                  (ix)     Sterling Semiconductor, Inc. (Delaware)
                           - fka BayPlas6, Inc. (Delaware)

                  (x)      Uniroyal Engineered Products, LLC (Delaware)

         B. Each of the following is a non-Wholly-Owned Subsidiary of Uniroyal Technology Corporation (the percentage ownership of Uniroyal Technology Corporation in all of respective classes of common stock (or membership interests, as the case may be) of each Subsidiary is indicated in square brackets appearing after the name thereof below):

                  (i) Uniroyal Optoelectronics, LLC (Delaware) [64%] (provided, however, that following the consummation of the Sale, Uniroyal Technology Corporation shall own 100%)

                  (ii) Uniroyal Liability Management Company, Inc. (Delaware) - fka ULC Corp.

                                                                      Schedule V
                                                                          Page 2

                  (iii)    BayPlas2, Inc. (Delaware) [69%]

2.       Uniroyal HPP Holdings, Inc. (Delaware)
         The above entity has one Subsidiary:

                  High Performance Plastics, Inc.

3.       UnitechNJ, Inc. (Delaware, New Jersey)
         The above entity has no Subsidiaries.

4.       UnitechOH, Inc. (Ohio)
         The above entity has no Subsidiaries.

5.       Uniroyal Compound Semiconductors, Inc. (Delaware)
         - fka Uniroyal Optoelectronics, Inc. (Delaware)
         - fka Townsend Plastics, Inc. (Delaware)
         The above entity has four Subsidiaries:

                  Uniroyal Optoelectronics Service Corporation
                  NorLux Corp.
                  Sterling Semiconductor, Inc.
                  Uniroyal Optoelectronics, Inc.

6.       BayPlas7, Inc. (Delaware)
         The above entity has no Subsidiaries.

7.       BayPlas3, Inc. (Delaware)
         The above entity has no Subsidiaries.

8.       Uniroyal Liability Management Company, Inc. (Delaware)
         - fka ULC Corp.
         The above entity has one Subsidiary:

                  BayPlas2., Inc.

9.       High Performance Plastics, Inc. (Delaware)
         The above entity has no Subsidiaries.

10.      Uniroyal Optoelectronics Service Corporation (Delaware)
         - fka Polycast Plastics Corporation (Delaware)
         The above entity has no Subsidiaries.

11.      Uniroyal Optoelectronics, LLC (Delaware)
         The above entity has no Subsidiaries.

                                                                      Schedule V
                                                                          Page 3

12.      Sterling Semiconductor, Inc. (Delaware)
         - fka BayPlas6, Inc. (Delaware)
         The above entity has no Subsidiaries.

13.      Uniroyal Engineered Products, LLC (Delaware)
         The above entity has no Subsidiaries.

14.      BayPlas2, Inc. (Delaware)
         The above entity has no Subsidiaries.


                                      * * *

                                                                     SCHEDULE VI

                              EXISTING INDEBTEDNESS


See attached Schedule.

                                                                    SCHEDULE VII

                                    INSURANCE


See attached Summary of Insurance and Certificates.

                                                                   SCHEDULE VIII

                                 EXISTING LIENS


See attached Lien Schedule.

                                                                     SCHEDULE IX

                              EXISTING INVESTMENTS



None.

                                                                      SCHEDULE X

                            [Intentionally Omitted].

                                                                     SCHEDULE XI

                         EXISTING AFFILIATE TRANSACTIONS

None.

                                                                   SCHEDULE 4.07

                              ADVERSE CHANGE, ETC.



1. As of October 1, 2000, the Borrower and its Subsidiaries held $57,952,000 in cash and Cash Equivalents and short and long term investments, whereas as of July 1, 2001, the Borrower and its Subsidiaries held $9,154,000 in cash and Cash Equivalents and short and long term investments; and

2. For the fiscal year ended October 1, 2000, the consolidated loss from continuing operations of the Borrower and its Subsidiaries was $10,659,000, whereas for the period commencing after the fiscal year last ended up to and including July 1, 2001, the consolidated loss from continuing operations of the Borrower and its Subsidiaries was $17,768,000.

                                                                       EXHIBIT A

                           FORM OF NOTICE OF BORROWING

                                                               August ____, 2001


EMCORE Corporation
    as  Lender party
    to the Credit Agreement
    referred to below
145 Belmont Drive
Somerset, New Jersey, 08873

Attention:  Mr Thomas Werthan

Ladies and Gentlemen:

         The undersigned, Uniroyal Technology Corporation (the "Borrower"), refers to the Credit Agreement, dated as of August __, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower and you, as Lender, and hereby gives you notice, irrevocably, pursuant to Section
1.02 of the Credit Agreement, that the undersigned hereby requests the Borrowing of the Loan under the Credit Agreement, and in that connection sets forth below the information relating to the Borrowing (the "Proposed Borrowing") as required by Section 1.02 of the Credit Agreement:

         (i) The Business Day of the Proposed Borrowing is ____________.1

         (ii) The aggregate principal amount of the Proposed Borrowing is $____________.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and


----------------------
1 Any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day.

                                                                       Exhibit A
                                                                          Page 2

         (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                             Very truly yours,

                                             UNIROYAL TECHNOLOGY CORPORATION


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT B

                                  FORM OF NOTE



$________                                                     New York, New York
                                                                August ___, 2001


FOR VALUE RECEIVED, UNIROYAL TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of EMCORE Corporation located at 145 Belmont Drive, Somerset, New Jersey, 08873, on the Final Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_____) or, if less, the unpaid principal amount of the Loan (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.05 of the Credit Agreement.

         This Note is the Note referred to in the Credit Agreement, dated as of August __, 2001, among the Borrower and the Lender (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part, as provided in the Credit Agreement.

         If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                       Exhibit B
                                                                          Page 2

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                             UNIROYAL TECHNOLOGY CORPORATION


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT C

                         UNIROYAL TECHNOLOGY CORPORATION
                                    SUITE 900
                             TWO NORTH TAMIAMI TRAIL
                             SARASOTA, FLORIDA 34236


OLIVER J. JANNEY                                  Telephone:  (941) 361-2212
EXECUTIVE VICE PRESIDENT,                         Fax:  (941) 361-2214
GENERAL COUNSEL & SECRETARY                       oliver.janney@uniroyaltech.com



                                                                  August 2, 2001

To the Lender party to the Credit
    Agreement referred to below:

Ladies and Gentlemen:

     I am issuing this opinion letter in my capacity as general legal counsel to Uniroyal Technology Corporation, a Delaware corporation (the "Borrower") and to Uniroyal Optoelectronics Service Corporation, a Delaware corporation, NorLux Corp., a Delaware corporation, Uniroyal Optoelectronics, LLC, a Delaware limited liability company ("UOE") and Sterling Semiconductor, Inc., a Delaware corporation (each a "Subsidiary" and, together with the Borrower, collectively referred to herein as the "Credit Parties") in response to the requirement in
Section 4.03 of the Credit Agreement (the "Credit Agreement"), dated as of the date hereof, by and among the Borrower and EMCORE Corporation, as Lender (the "Lender") (the Lender being herein called "you"). The term "Transaction Documents" whenever it is used in this letter means the Credit Agreement and the following additional documents as in effect on the date hereof: (a) the Note,
(b) the Security Agreement, (c) Control Agreement, (d) the Subsidiaries Guaranty, and (e) the Uniform Commercial Code financing statements (form UCC-1) in the form attached hereto as Annex I (the "Financing Statements"). Items (a),
(b), (c), (d) and the Credit Agreement are collectively referred to herein as the "Credit Documents". Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

          In rendering the opinions set forth below, I have examined and reviewed copies of the following documents:

          (i) the incorporation documents of each of the Credit Parties,

          (ii) the by-laws or other constituent documents of each of the Credit Parties,

          (iii) all minutes of the shareholders and the board of directors or the board of managers, as the case may be, of each of the Credit Parties, and

          (iv) the Credit Documents, the Financing Statements and all exhibits and schedules attached thereto and all other documents delivered pursuant thereto or in connection therewith.

          I have also examined such other records and documents and made such other investigations of law and fact as I have deemed necessary or advisable in order to express the following opinions.

          Subject to the foregoing and to the assumptions, qualifications, exclusions and other limitations which are identified in this letter, I advise you, and with respect to each legal issue addressed in this letter, it is my opinion, that:

          1. (i) Each of the Credit Parties (other than UOE) is a corporation existing and in good standing under the laws of the State of Delaware, (ii) UOE is a limited liability company existing and in good standing under the laws of the State of Delaware and (iii) each of the Credit Parties has the corporate power, or limited liability company power, as applicable, to own its property and assets of which I am aware and to transact the business in which, to my knowledge, it is engaged or presently proposes to engage.

          2. Each Credit Party has the corporate power, or limited liability company power, as applicable, to enter into the Credit Documents and the Financing Statements to which it is a party and to perform its obligations under each such Credit Document.

          3. Each Credit Party's Board of Directors (in the case of UOE, Board of Managers) has duly authorized the execution, delivery and performance by such Credit Party of the Credit Documents and the Financing Statements to which it is a party and no other corporate action, or limited liability company action, as applicable, on the part of such Credit Party is required in connection with the authorization of such execution, delivery and performance of such Credit Documents and the Financing Statements.

          4. Each Credit Party has duly executed and delivered the Credit Documents and the Financing Statements to which it is a party.

          5. Each of the Credit Documents and the Financing Statements to which any Credit Party is a party is a valid and binding obligation of such Credit Party and is enforceable against such Credit Party in accordance with its terms, as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of rights of creditors generally, (b) as the same may be limited by general principles of equity, and (c) that a remedy of specific performance and injunctive relief and other forms of relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

          6.  The  execution  and  delivery  of the  Credit  Documents  and  the
     Financing Statements and performance by each Credit Party of its obligations, if any, under the Credit Documents and the Financing Statements to which it is a party, will not (a) violate any existing provisions of such Credit Party's Certificate of Incorporation, Bylaws or other constituent documents, (b) constitute a violation by such Credit Party of any applicable provision of existing statutory law or governmental regulation covered by this letter, (c) violate any existing order, writ, injunction or decree applicable to such Subsidiary of any court or governmental instrumentality or (d) constitute a violation or a breach under the Transaction Documents or (e) constitute a violation or breach under any agreement to which the Borrower or any of its Subsidiaries is a party to as of the Closing Date.

          7. There are no actions, suits or proceedings (private or governmental) pending or threatened (i) with respect to the Transaction or any Document or (ii) that, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, property, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

          8. No Credit Party is presently required to obtain any consent, approval, authorization or order of any court or governmental agency in order to obtain the right to enter into any of the Credit Documents and the Financing Statements or to take any of the actions, if any, taken by such Credit Party in connection with the consummation of the transactions contemplated by the Credit Documents and the Financing Statements, except for: (a) those obtained or made on or prior to the date hereof, (b) any actions or filings to perfect the liens and security interests granted under the Credit Documents, (c) actions or filings required in connection with ordinary course conduct by such Credit Party of its business and ownership or operation by such Credit Party of its assets, and (d) actions and filings required under any provision of any law or regulation not covered by this opinion.

          9. The Security Agreement creates in favor of the Lender for its own account, as security for the payment of the secured obligations described therein, a valid security interest in the Collateral described therein; provided, further, without limiting the foregoing except with respect to Collateral consisting of the deposit accounts, the Control Agreement and the Security Agreement are effective to create a valid perfected first priority security interest in the Collateral consisting of the deposits accounts. There is no adverse claim to the Collateral Account, the deposit accounts of any Credit Party or any funds respectively deposited therein.

          10. I have examined the Financing Statements to be filed in the filing offices in the State of Delaware and the State of Florida (the "Filing Offices"), and upon the filing of such Financing Statements in the Filing Offices, all filings, registrations and recordings necessary or appropriate to create, maintain, preserve, protect and perfect the security interests granted by each Credit Party to the Lender under the Security Agreement in respect of all the Collateral thereunder will have been accomplished and the security interests granted to the Lender pursuant to the Security Agreement in and to such

     Collateral will constitute a perfected security interest therein in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code (the "UCC") as in effect in each of the States of the United States of America as of the date hereof. The only filings of UCC financing statements required to protect the security interests granted therein are the filings being made in the jurisdiction of organization of the respective Credit Party.

          11. No Credit Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          12. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          13. To the best of my knowledge (based solely upon lien searches, inquiries of officers of the Credit Parties and the certificates executed and delivered to me by officers of the Credit Parties), (i) there are no actions, suits or proceedings pending or threatened against such Credit Parties with respect to any of the Transaction Documents and (ii) there does not exist any judgment, order or injunction prohibiting or imposing any material adverse condition upon the consummation of the Transaction.

          14. The shares of equity securities to be issued upon conversion of the Note pursuant to Section 10 of the Credit Agreement (the "Conversion Shares") have been duly authorized and validly reserved for issuance in contemplation of conversion of the Note and, when issued and delivered in accordance with the Note, will have been validly issued, fully paid and non-assessable. The Lender will acquire good and marketable title to the Conversion Shares upon conversion of the Note in accordance with Section 10 of the Credit Agreement, free and clear of any and all Liens, except such Liens as may exist under the Credit Documents. The initial issuance of the Conversion Shares in accordance with the terms of the Credit Documents will be exempt from the requirements for registration under the Securities Act of 1933, as amended.

          My advice on every legal issue addressed in this letter is based exclusively on the internal laws of New York and Florida, the Delaware General Corporation Law and the Delaware Limited Liability Company Act or the federal law of the United States. The advice expressed herein as to the Delaware Uniform Commercial Code shall be deemed correct under Delaware law if such advice would have been correct under New York or Florida law. I advise you that issues addressed by this letter may be governed in whole or in part by other laws, but I express no opinion as to whether any relevant difference exists between the laws upon which my opinions are based and any other laws which may actually govern.

                                      * * *

          This letter speaks as of the time of its delivery on the date it bears. The advice set forth herein is expressed solely for your benefit and may not be relied upon by any other person or entity, or for any other purpose, without my prior written consent.

                                                   Very truly yours,



                                                   By:
                                                      ---------------------
                                                      Mr Oliver J. Janney

                                                                       EXHIBIT D

                          FORM OF OFFICERS' CERTIFICATE


         I, the undersigned, [Chairman of the Board/President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of Delaware (the "Company"), do hereby certify on behalf of the Company that:

         1. This Certificate is furnished pursuant to Section[s 4.02 and] 4.04(a) of the Credit Agreement, dated as of August __, 2001, among [Uniroyal Technology Corporation] [the Company], and EMCORE Corporation, as Lender (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his or her name and has held such office since January 1, 2001. The signature written opposite the name and title of each such officer is his or her genuine signature.

    Name2                             Office                         Signature


--------------                      -----------                    -------------

--------------                      -----------                    -------------

--------------                      -----------                    -------------

         3. Attached hereto as Exhibit A is a certified copy of the [Certificate of Incorporation] [Articles of Incorporation] of the Company, as filed in the Office of the Secretary of State of the State of _________ on ___________, [19/20]__, together with all amendments thereto adopted through the date hereof.

         4. Attached hereto as Exhibit B is a true and correct copy of the ByLaws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, [19/20]__.

         5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, [19/20]__ by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout, and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

         [6. On the date hereof, all of the applicable conditions set forth in Sections 4.06, 4.07, 4.08 and 4.16 of the Credit Agreement have been satisfied.

         7. Attached hereto as Exhibit D are true and correct copies of all Sale Documents.

-----------------------
2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit D
                                                                          Page 2

         8. Attached hereto as Exhibit H are true and correct copies of all Plans.

         9. Attached hereto as Exhibit I are true and correct copies of all Shareholders' Agreements.

         10. Attached hereto as Exhibit J are true and correct copies of all Management Agreements.

         11. Attached hereto as Exhibit K are true and correct copies of all Employment Agreements.

         12. Attached hereto as Exhibit L are true and correct copies of all Non-Compete Agreements.

         13. Attached hereto as Exhibit M are true and correct copies of all Collective Bargaining Agreements.

         14. Attached hereto as Exhibit N are true and correct copies of all Tax Sharing Agreements.

         15. Attached hereto as Exhibit O are true and correct copies of all Existing Indebtedness Agreements.]3

         [6][16]. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

         [7][17]. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

         [8][18]. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____, 2001.

                                             [Name of Credit Party]


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:

--------------------
3 Insert bracketed items 6 through 15 only in the Officers' Certificate of the Borrower.

                                                                       Exhibit D
                                                                          Page 3


         I, the undersigned, Secretary of the Company, do hereby certify on behalf of the Company that:

         1. [Name of Person making above certifications] is the duly elected and qualified [Chairman of the Board/President/Vice President] of the Company and the signature above is his or her genuine signature.

         2.  The   certifications   made  by  [name  of  Person   making   above
certifications] on behalf of the Company in Items 2, 3, 4, 5, and [8][18] above are true and correct.


         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____, 2001.

                                             [Name of Credit Party]


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT E

                               SECURITY AGREEMENT


                                      among


                       UNIROYAL TECHNOLOGY CORPORATION AND
            CERTAIN SUBSIDIARIES OF UNIROYAL TECHNOLOGY CORPORATION,
                         PARTY HERETO FROM TIME TO TIME

                                       and


                               EMcore Corporation,
                                   as ASSIGNEE


                        --------------------------------

                           Dated as of August 2, 2001
                        --------------------------------

                               SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of August 2, 2001, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 8.11 hereof, the "Assignors") in favor of EMCORE Corporation, as Assignee (the "Assignee"), for its own benefit. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                               - - - - - - - - - -


          WHEREAS, Uniroyal Technology Corporation, as Borrower, and the Assignee, as Lender, have entered into a Credit Agreement, dated as of August 2, 2001 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, the "Credit Agreement"), providing for the making of the Loan to the Borrower as contemplated therein;

          WHEREAS, it is a condition precedent to the making of the Loan to the Borrower under the Credit Agreement that each Assignor shall have executed and delivered to the Assignee this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of the Loan by the Borrower under the Credit Agreement and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Assignee and hereby covenants and agrees with the Assignee as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

          1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Assignee, and does hereby pledge and grant to the Assignee, a continuing security interest in all of the right, title and interest of such Assignor in, to and under the following property of such Assignor of, whether now existing or hereafter from time to time acquired or such other property as may be specified in a schedule added to this Agreement for a particular Assignor: (i) each and every Receivable, (ii) all Inventory, (iii) the Equipment specified on Schedule 1 hereto, (iv) all cash, (v) the Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in the Collateral Account, (vi) all other bank, demand, deposit, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, and (vii) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

          (b) The security interest of the Assignee under this Agreement extends to all Collateral which any Assignor may acquire at any time during the term of this Agreement.

          (c) Notwithstanding anything to the contrary contained in this Section
1.1 or elsewhere in this Agreement, each of the parties hereto acknowledges and agrees that the security interest granted pursuant to this Section 1.1 to the Assignee for the benefit of Senior Creditors shall be a first priority senior security interest in the Collateral.

          1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Assignee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable to protect the interests of the Assignee, which appointment as attorney is coupled with an interest.



                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:


          2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Assignee hereby in respect of the Collateral have been accomplished and the security interest granted to the Assignee pursuant to this Agreement in and to the Collateral creates a valid, and together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction.

          2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Assignee.

          2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

          2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Assignee not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Assignee may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Assignee to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.5. Location of Inventory and Equipment. All Inventory and Equipment that constitutes Collateral held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. To the extent that any Assignor desires to establish a new location for Inventory and Equipment that constitutes Collateral that is located in Alabama, Connecticut, Florida or Mississippi, such Assignor only may do so if (i) it shall have given to the Assignee not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Assignee may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Assignee to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided, however, (x) from and after October 1, 2001, the provisions of this sentence shall not be applicable if such new location is located in Connecticut and (y) from and after January 1, 2002, the provisions of this sentence shall not be applicable if such new location is located in Alabama, Florida or Mississippi.

          2.6. Legal Names; Organizational Identification Number; Trade Names; Change of Name; etc. The legal name of each Assignor, and the organizational identification number (if any) of each Assignor, is listed on Annex C hereto for such Assignor. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name, organizational identification number (if any) or assume or operate in any jurisdiction under any trade, fictitious or other name except its legal name, organizational identification number and those trade names in each case listed on Annex C hereto for such Assignor and those that may be established in accordance with the immediately succeeding sentence of this Section 2.6. No Assignor shall change its legal name or organizational identification number or assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Assignee not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Assignee may reasonably request, and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Assignee to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Assignee of such organizational identification number and shall take all actions reasonably satisfactory to the Assignee to the extent necessary to maintain the security interest of the Assignee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          2.7. Jurisdiction and Type of Organization. The jurisdiction of organization of each Assignor, and the type of organization of each Assignor, is listed on Annex D hereto for such Assignor. No Assignor shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Assignee not less than 15 days' prior written notice of intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Assignee may reasonably request and (ii) with respect to such new jurisdiction of organization and/or type of organization, it shall have taken all actions reasonably requested by the Assignee to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.8. Collateral in the Possession of a Bailee. If any Inventory is at any time in the possession of a bailee, the respective Assignor shall promptly notify the Assignee thereof and, if requested by the Assignee, shall promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Assignee, that the bailee holds such Collateral for the benefit of the Assignee and shall act upon the instructions of the Assignee, without the further consent of the respective Assignor. The Assignee agrees with the Assignors that the Assignee shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.


                                   ARTICLE III

         SPECIAL PROVISIONS CONCERNING RECEIVABLES; INSTRUMENTS; CHATTEL
                       PAPER AND CERTAIN OTHER COLLATERAL

          3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that each such Receivable, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

          3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables, including, but not limited to, originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Assignee for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Assignee, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Assignee or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Assignee so directs, such Assignor shall legend, in form and manner satisfactory to the Assignee, the Receivables, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables with an appropriate reference to the fact that such Receivables have been assigned to the Assignee and that the Assignee has a security interest therein.

          3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Assignee so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables to be made directly to the Collateral Account, (y) that the Assignee may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Assignee may enforce collection of any such Receivables and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Assignee may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Collateral Account toward the payment of the Obligations in the manner provided in Section 5.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Assignee, shall be borne by the relevant Assignor. The Assignee shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Assignee to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Assignee created by this
Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 8.05 of the Credit Agreement has occurred and is continuing.

          3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable, or interest therein, without the prior written consent of the Assignee. No Assignor will do anything to impair the rights of the Assignee in the Receivables.

          3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. Except as otherwise directed by the Assignee after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Assignee, shall be borne by the relevant Assignor.

          3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Assignee thereof, and upon request by the Assignee will promptly deliver such Instrument to the Assignee appropriately endorsed to the order of the Assignee as further security hereunder.

          3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. The Assignee shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Assignee of any payment relating to such Receivable pursuant hereto, nor shall the Assignee be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.8. Collateral Account; Deposit Accounts. (a) The Assignee may establish for its own benefit an account for the purposes of this Agreement (the "Collateral Account"). The Assignee shall be under the sole dominion and control of the Assignee and the Assignee shall have the sole right to make withdrawals from the Collateral Account and to exercise all rights with respect to the Collateral from time to time therein. All Collateral to be held in the Collateral Account pursuant hereto and the Credit Agreement shall be held in the Collateral Account in accordance with the provisions hereof.

          (b) For each deposit or similar account that any Assignor at any time opens or maintains, such Assignor shall, at the Assignee's request, pursuant to a control agreement in form and substance reasonably satisfactory to the Assignee, either (a) cause the depositary bank to agree to comply at any time with instructions from the Assignee to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the respective Assignor, or (b) arrange for the Assignee to become the customer of the depositary bank with respect to the deposit account, with the respective Assignor being permitted, only with the consent of the Assignee, to exercise rights to withdraw funds from such deposit account. The Assignee agrees with the Assignors that the Assignee shall not give any such instructions or withhold any withdrawal rights from any Assignor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Secured Debt Agreements, would occur. As of the date hereof, all deposit and similar accounts maintained by each Assignor is set forth in Annex E hereto (the "Annex E

Accounts").  No Assignor shall open any new depositary or similar account unless
(i) it shall have given the Assignee at least 15 days prior written notice thereof and (ii) it shall have taken all actions requested to be taken by the Assignee with respect thereto as otherwise described above in this Section 3.8(b). Unless an Event of Default has occurred and is continuing (whereupon, upon such Event of Default, no funds may be withdrawn by any Assignor or other Person, subject to applicable laws, from any Annex E Accounts without the prior written consent or instructions of the Lender), funds may be withdrawn from the Annex E Accounts by the respective Assignor exclusively for the purpose of making payments to current account debtors in the ordinary course of business and for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Assignors' salaried employees.


                                   ARTICLE IV

                      PROVISIONS CONCERNING ALL COLLATERAL

          4.1. Protection of Assignee's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Assignee in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Assignee, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Assignee shall, at the time any proceeds of such insurance are distributed to the Assignee, apply such proceeds in accordance with Section 5.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          4.2. Warehouse Receipts Non-negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  4.3. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Assignee, make, execute, endorse, acknowledge, file and/or deliver to the Assignee from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Assignee deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

          4.4. Financing Statements. Each Assignor agrees to execute and deliver to the Assignee such financing statements, in form reasonably acceptable to the Assignee, as the Assignee may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Assignee to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Assignee to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).


                                    ARTICLE V

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

          5.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Assignee, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Assignee and may exercise any and all remedies of such Assignor in respect of such Collateral;

          (iii) instruct all depositary banks which have entered into a control agreement with the Assignee to transfer all monies, securities and instruments held by such depositary bank to the Collateral Account;

          (iv) withdraw all monies, securities and instruments in the Collateral Account and in the Collateral Account for application to the Obligations in accordance with Section 5.4 hereof;

          (v) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 5.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (vi) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Assignee at any reasonable place or places designated by the Assignee, in which event such Assignor shall at its own expense:

               (x) forthwith cause the same to be moved to the place or places so designated by the Assignee and there delivered to the Assignee;

               (y) store and keep any Collateral so delivered to the Assignee at such place or places pending further action by the Assignee as provided in Section 5.2 hereof; and

               (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Assignee shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

          5.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Assignee under or pursuant to Section 5.1 hereof and any other Collateral whether or not so repossessed by the Assignee, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Assignee may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Assignee or after any overhaul or repair at the expense of the relevant Assignor which the Assignee shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Assignee's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Assignee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Assignee may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 5.2 without accountability to the relevant Assignor. If, under applicable law, the Assignee shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Assignee need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          5.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Assignee's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Assignee's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          5.4. Application of Proceeds. (a) All moneys collected by the Assignee upon any sale or other disposition of the Collateral (and, to the extent any other Security Document requires proceeds of collateral under such other
Security Document to be applied in accordance with the provisions of this Agreement, all moneys collected by the Assignee under such other Security
Document upon any sale or other disposition of collateral under any such Security Document), together with all other moneys received by the Assignee hereunder and under each other Security Document, shall be applied as follows:

          (i) first, to the payment of all amounts owing to th-e Assignee of the type described in clause (iv) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Senior Obligations shall be paid to the Assignee; and

          (iii) third, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (ii), inclusive, and following the termination of this Agreement pursuant to Section 8.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b)  This  Agreement  is made  with  full  recourse  to each  Assignor
(including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

          5.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Assignee shall be in addition to every other right, power and remedy specifically given to the Assignee under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Assignee. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Assignee in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Assignee to any other or further action in any circumstances without notice or demand. In the event that the Assignee shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Assignee may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          5.6. Discontinuance of Proceedings. In case the Assignee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Assignee, then and in every such case the relevant Assignor, the Assignee and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Assignee shall continue as if no such proceeding had been instituted.


                                   ARTICLE VI

                                    INDEMNITY

          6.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Assignee and its respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 6.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called
"expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 6.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Assignee for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Assignee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Assignee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 6.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

          (d) If and to the extent that the obligations of any Assignor under this Section 6.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          6.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued under the Credit Agreement and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE VII

                                   DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Account" shall have the meaning provided in Section 3.8(a) hereof.

          "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

          "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Indemnitee" shall have the meaning provided in Section 6.1(a) of this Agreement.

          "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Assignee from any Assignor's customers, and shall specifically include all "inventory" as such term in defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

          "Assignee" shall have the meaning provided in the recitals of this Agreement.

          "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

          "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees, costs and indemnities

(including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Assignor to the Assignee, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Guaranty to which it is a party) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), being herein collectively called the "Credit Document Obligations"); (ii) any and all sums advanced by the Assignee in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) or (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 6.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Assignee or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to health-care insurance receivables and to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

          "Secured Debt Agreements" shall mean and include this Agreement and the other Credit Documents.

          "Senior Obligations" shall mean in the case of the Credit Document Obligations, all principal of, premium (if any), and interest on, the Loan under the Credit Agreement, and similar obligations and liabilities.

          "Termination Date" shall have the meaning provided in Section 8.8(a) of this Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.


                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Assignee or any Assignor shall not be effective until received by the Assignee or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a) if to any Assignor, at its address set forth opposite its signature below;

          (b) if to the Assignee, at:

               145 Belmont Drive
               Somerset,  New Jersey 08873
               Attention:  Chief Financial Officer
               Telephone No.: (732) 271-9090
               Telecopier No.:(732) 271-9783

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          8.2. Waiver; Amendment. None of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Assignee.

          8.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          8.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Assignee and its respective successors and assigns, although so long as any Senior Obligations remain outstanding or any Commitments with respect thereto remain in effect. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Assignee and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Assignee or on its behalf.

          8.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          8.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

          8.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Assignee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Assignee be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

          8.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 6.1 hereof shall survive such termination) and the Assignee, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Assignee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Commitment under the Credit Agreement has been terminated, no Note under the Credit Agreement is outstanding and the Loan thereunder has been repaid in full, and all other Obligations have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Secured Debt Agreements (other than a sale to any Assignor) or is otherwise released with the consent of the Assignee and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Assignee, at the request and expense of the relevant Assignor, will duly and promptly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Assignee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that an Assignor desires that the Assignee take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 8.8(a) or (b), such Assignor shall deliver to the Assignee a certificate signed by a senior officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 8.8(a) or (b).

          8.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Assignee.

          8.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.11. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Assignee, (y) delivering supplements to Annexes A through E hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Assignee and with all documents and actions required above to be taken to the reasonable satisfaction of the Assignee.



                                      * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Attn:  George J. Zulanas, Jr.                 UNIROYAL OPTOELECTRONICS LLC,
Telephone No.:  (941) 361-2220                  as an Assignor
Telecopier No.:  (941) 361-2214


                                               By:
                                                   -----------------------------
                                                   Name:  George J. Zulanas, Jr.
                                                   Title:  Vice President and
                                                           Treasurer
Accepted and Agreed to:

EMCORE CORPORATION,
   as Assignee and Assignee

By:
   -------------------------------
   Name:
   Title:

                                                                      SCHEDULE 1
                                LIST OF EQUIPMENT


                                                                    AMOUNT
                                                                    (000's)
EQUIPMENT (AT UOE)
MOCVD REACTOR - -EMCORE (GAN #3)                                       $ 995
(SN No. 5548)

MOCVD REACTOR - -EMCORE (GAN #5)                                       $ 541
(SN No. 5803)

MOCVD REACTOR - - EMCORE (GAN #6)                                      $ 681
(SN No. 5859)

MOCVD REACTOR - - EMCORE (GAN #7)                                      $ 681
(SN No. 5858)                                                          -----


NOTE:  NONE OF THE COLLATERAL IS PERMANENTLY AFFIXED TO THE REAL PROPERTY.

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT


                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS






        Assignor                                     Chief Executive Office

Uniroyal Optoelectronics, LLC                          3401 Cragmont Drive
                                                       Tampa, FL 33619

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT




                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS


               Assignor                                      Location

    Uniroyal Optoelectronics, LLC                       3401 Cragmont Drive
                                                        Tampa, FL 33619

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT



                  SCHEDULE OF LEGAL, TRADE AND FICTITIOUS NAMES
                    AND ORGANIZATIONAL IDENTIFICATION NUMBERS


I.       Legal Name/Organizational Identification Number
         Uniroyal Optoelectronics, LLC


II.      Trade and Fictitious Names
         None.

                                                                         Annex D
                                                                              to
                                                              Security Agreement



              SCHEDULE OF JURISDICTIONS AND TYPES OF ORGANIZATIONS

Assignor                         Jurisdiction               Type of Organization
-------                          ------------               --------------------


Uniroyal Optoelectonics, LLC       Delaware                          LLC

                                                                         Annex E
                                                                              to
                                                              Security Agreement


                               DEPOSITARY ACCOUNTS

          Assignor                     Account No.                Type of Account                Institution
           --------                     -----------                ---------------                -----------
Uniroyal Optoelectronics, LLC        DDA2090002593219              Deposit Account        First Union National Bank



                                TABLE OF CONTENTS




                                                                                                               Page
ARTICLE I

                    SECURITY INTERESTS............................................................................1

         1.1.  Grant of Security Interests........................................................................1
         1.2.  Power of Attorney..................................................................................2

ARTICLE II

                    GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.............................................2

         2.1.  Necessary Filings..................................................................................2
         2.2.  No Liens...........................................................................................3
         2.3.  Other Financing Statements.........................................................................3
         2.4.  Chief Executive Office, Record Locations...........................................................3
         2.5.  Location of Inventory and Equipment................................................................4
         2.6.  Legal Names; Organizational Identification Number; Trade Names; Change of Name; etc................4
         2.7.  Jurisdiction and Type of Organization..............................................................4
         2.8.  Collateral in the Possession of a Bailee...........................................................5

ARTICLE III

                    SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL
                    PAPER AND CERTAIN OTHER COLLATERAL............................................................5

         3.1.  Additional Representations and Warranties..........................................................5
         3.2.  Maintenance of Records.............................................................................5
         3.3.  Direction to Account Debtors; Contracting Parties; etc.............................................6
         3.4.  Modification of Terms; etc.........................................................................6
         3.5.  Collection.........................................................................................6
         3.6.  Instruments........................................................................................7
         3.7.  Assignors Remain Liable Under Receivables..........................................................7
         3.8.  Collateral Account; Deposit Accounts...............................................................7

ARTICLE IV

                    PROVISIONS CONCERNING ALL COLLATERAL..........................................................8

                                      (i)


         4.1.  Protection of Assignee's Security..................................................................8
         4.2.  Warehouse Receipts Non-negotiable..................................................................8
         4.3.  Further Actions....................................................................................9
         4.4.  Financing Statements...............................................................................9

ARTICLE V

                    REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT...............................................9

         5.1.  Remedies; Obtaining the Collateral Upon Default....................................................9
         5.2.  Remedies; Disposition of the Collateral...........................................................11
         5.3.  Waiver of Claims..................................................................................11
         5.4.  Application of Proceeds...........................................................................12
         5.5.  Remedies Cumulative...............................................................................13
         5.6.  Discontinuance of Proceedings.....................................................................13

ARTICLE VI

                    INDEMNITY....................................................................................13

         6.1.  Indemnity.........................................................................................13
         6.2.  Indemnity Obligations Secured by Collateral; Survival.............................................15

ARTICLE VII

                    DEFINITIONS..................................................................................15


ARTICLE VIII

                    MISCELLANEOUS................................................................................18

         8.1.  Notices...........................................................................................18
         8.2.  Waiver; Amendment.................................................................................19
         8.3.  Obligations Absolute..............................................................................19
         8.4.  Successors and Assigns............................................................................19
         8.5.  Headings Descriptive..............................................................................19
         8.6.  Governing Law.....................................................................................19
         8.7.  Assignor's Duties.................................................................................19
         8.8.  Termination; Release..............................................................................19
         8.9.  Counterparts......................................................................................20
         8.10.  Severability.....................................................................................20
         8.11.  Additional Assignors.............................................................................20

                                      (ii)

ANNEX A     Schedule of Chief Executive Offices and Other Record Locations
ANNEX B     Schedule of Inventory and Equipment Locations
ANNEX C     Schedule of Legal Names, Organizational Identification Numbers and
            Trade and Fictitious Names
ANNEX D     Schedule of Jurisdictions and Types of Organizations
ANNEX E     Depositary Accounts

                                                                       EXHIBIT F

                              SUBSIDIARIES GUARANTY


         SUBSIDIARIES GUARANTY, dated as of August __, 2001 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


         WHEREAS, Uniroyal Technology Corporation (the "Borrower"), and EMCORE Corporation, as Lender (the "Lender"), have entered into a Credit Agreement, dated as of August __, 2001 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), providing for the making of a Loan to the Borrower as contemplated therein (the Lender is herein called the "Secured Creditor");

         WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

         WHEREAS, it is a condition to the making of the Loan to the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

         WHEREAS, each Guarantor will obtain benefits from the incurrence of the Loan to the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditor and hereby covenants and agrees with each Secured Creditor as follows:

         1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: to the Secured Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Secured Creditor under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Credit Document Obligations" or the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditor may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

         2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section  8.05 of the

                                                                       Exhibit F
                                                                          Page 2

Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditor, or order, on demand, in legal tender of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

         3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever (other than the indefeasible payment in full in cash of all of the Guaranteed Obligations), including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditor as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

         4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

         5. Each Guarantor hereby waives (to the fullest extent permitted by applicable laws) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Lender or the Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower).

         6. The Secured Creditor (except as shall be required by applicable statute and cannot be waived) may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                                                                       Exhibit F
                                                                          Page 3

         (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

         (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

         (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditor;

         (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditor regardless of what liabilities of the Borrower remain unpaid;

         (g) consent to or waive any breach of, or any act, omission or default under, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement the Credit Documents or any of such other instruments or agreements;

         (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

         (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

         7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditor, and such indebtedness of the Borrower to any Guarantor, if the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditor and be paid over to the Secured Creditor on account of the indebtedness of the Borrower to the Secured Creditor, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditor that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

         9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditor to: (i) proceed against the Borrower, any other Guarantor,

                                                                       Exhibit F
                                                                          Page 4

any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditor's power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditor may, at its election, foreclose on any security held by the Collateral Agent by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditor may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditor, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

         (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditor shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         10. The Secured Creditor agrees that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

         11. In order to induce the Lender to make the Loan to the Borrower pursuant to the Credit Agreement, each Guarantor represents, warrants and covenants that:

         (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy,

                                                                       Exhibit F
                                                                          Page 5

insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

         (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         12. Each Guarantor covenants and agrees that on and after the Closing Date and until such time as no Note remains outstanding and all Guaranteed Obligations (other than indemnity obligations which are not then due and payable) have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 6 and 7 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 6 or 7 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

         13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Secured Creditor in connection with the enforcement of this Guaranty in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by the Secured Creditor).

         14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditor and its successors and assigns.

         15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of the Secured Creditor at all times prior to the time on which all Credit Document Obligations have been paid in full.

                                                                       Exhibit F
                                                                          Page 6

         16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

         17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement), the Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

         18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Secured Creditor or any Guarantor shall not be effective until received by the Secured Creditor or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of the Lender, as provided in the Credit Agreement, and
(ii) in the case of any Guarantor, as provided in the Security Agreement; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

         19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the

                                                                       Exhibit F
                                                                          Page 7

aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

         (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 7.02 of the Credit Agreement and the applicable provisions of the other Secured Debt Agreements (as defined in the Security Agreement) (or such sale or other disposition has been approved in writing by the Lender and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

         22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made no payments or payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to

                                                                       Exhibit F
                                                                          Page 8

adjustment to the time of each computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations (other than indemnity obligations which are not then due and payable) have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this
Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations (other than indemnity obligations which are not then due and payable) have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

         23. Each Guarantor and the Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and the Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Secured Creditor.

         25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 3.03 and 3.04 of the Credit Agreement.

         26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Secured Creditor.

                                      * * *

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                         Uniroyal Compound Semiconductors, Inc.,
                                         as a Guarantor



                                         By
                                           -------------------------------------
                                           Title:

                                         Uniroyal Optoelectronics, LLC,
                                         as a Guarantor



                                         By
                                           -------------------------------------
                                           Title:

                                         Sterling Semiconductor, Inc.,
                                         as a Guarantor



                                         By
                                           -------------------------------------
                                           Title:

                                         Uniroyal Optoelectronics Service
                                         Company, Inc., as a Guarantor



                                         By
                                           -------------------------------------
                                           Title:

                                         NorLux Corp.,
                                         as a Guarantor



                                         By
                                           -------------------------------------
                                           Title:

                                                                       Exhibit F
                                                                         Page 10

Accepted and Agreed to:

EMCORE CORPORATION,
  as Lender and as Secured Creditor



By
  ----------------------------------
  Title:

                                                                       EXHIBIT G

                          FORM OF SOLVENCY CERTIFICATE


         I, the undersigned, the Chief Financial Officer of Uniroyal Technology Corporation (the "Borrower"), do hereby certify in such capacity and on behalf of the Borrower that:

         1. This Certificate is furnished to the Lender pursuant to Section 4.12(i) of the Credit Agreement, dated as of August __, 2001, among the Borrower and EMCORE Corporation, as Lender (the "Lender" (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)      "Fair Value"

                  The amount at which the assets, in their entirety (on a going concern basis), of each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)      "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole (on a going concern basis), are sold with reasonable promptness under normal selling conditions in a current market.

         (c)      "New Financing"

                  The Indebtedness incurred or to be incurred by the Borrower and its Subsidiaries under the Documents and all other financing contemplated by the Documents (including, without limitation, the Credit Documents, in each case after giving effect to the Transaction and all financing contemplated therewith.

         (d)      "Stated Liabilities"

                  The recorded liabilities (including contingent liabilities) that would be recorded in accordance with generally accepted accounting principles ("GAAP") of the Borrower and its Subsidiaries at October 1, 2000 after giving effect to Transaction, determined in accordance with GAAP consistently applied, together with (i) the net change in long-term debt (including current maturities) between October 1, 2000 and the date hereof and (ii) without duplication, the amount of all New Financing.

         (e)      "Identified Contingent Liabilities"

                  The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, after giving effect to the Transaction (exclusive of such contingent liabilities

                                                                       Exhibit G
                                                                          Page 2

                  to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrower or any of its Subsidiaries or that have been identified as such by an officer of the Borrower or any of its Subsidiaries.

         (f) "Will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

         (g)      "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, after consummation of the Transaction and all Indebtedness being incurred or assumed and Liens created by the Borrower and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

         3. For purposes of this Certificate, I, or other officers of the Borrower and its Subsidiaries under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

         (a) I have reviewed the financial statements (including the pro forma financial statements) referred to in Section 5.05 of the Credit Agreement.

         (b) I have made inquiries of certain officials of the Borrower and its Subsidiaries who have responsibility for financial and accounting matters regarding (i) the existence and amount of Identified Contingent Liabilities associated with the business of the Borrower and its Subsidiaries and (ii) whether the unaudited pro forma consolidated financial statements referred to in paragraph (a) above are in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements as at October 1, 2000.

         (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the other Documents, and the respective Schedules and Exhibits thereto (including any fairness opinions delivered in connection therewith).

         (d)      With respect to Identified Contingent Liabilities, I:

         1. inquired of certain officials of the Borrower and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities known to them; and

         2. confirmed with officers of the Borrower and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or the listing of Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

         (e) I have examined the Projections which have been delivered to the Lenders and considered the effect thereon of any changes since the date of the preparation thereof on the results projected

                                                                       Exhibit G
                                                                          Page 3

                  therein. After such review, I hereby certify that in my opinion the Projections are reasonable and the Projections support the conclusions contained in paragraph 4 below.

         (f) I have made inquiries of certain officers of the Borrower and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause either the Borrower on a stand-alone basis, or the Borrower and its Subsidiaries taken as a whole, in either case after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

         4. Based on and subject to the foregoing, I, in my capacity as the Chief Financial Officer of the Borrower, hereby certify on behalf of the Borrower that, after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my informed opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) neither the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, has Unreasonably Small Capital; and (iii) each of the Borrower on a stand-alone basis, and the Borrower and its Subsidiaries taken as a whole, will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature or otherwise become payable.

                                      * * *

                                                                       Exhibit G
                                                                          Page 4

         IN WITNESS WHEREOF, I, solely in my capacity as Chief Financial Officer of the Borrower, have hereto set my hand this ___ day of _________, 2001.

                                             UNIROYAL TECHNOLOGY CORPORATION



                                             By
                                               --------------------------------
                                               Title:  Executive Vice President,
                                                       Treasurer and Chief
                                                       Financial Officer

                                                                       EXHIBIT H

                            FORM OF INTERCOMPANY NOTE


                                                                          [Date]


         FOR VALUE RECEIVED, [NAME OF PAYOR] (the "Payor"), hereby promises to pay on demand to the order of _____________ or its assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Payor.

         The Payor promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and Payee.

         Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

         This Note evidences certain permitted intercompany Indebtedness referred to in the Credit Agreement, dated as of August __, 2001 (as amended, modified or supplemented from time to time, the "Term Credit Agreement"), between Uniroyal Technology Corporation (the "Company"), and EMCORE Corporation, as Lender, and is subject to the terms of the Term Credit Agreement.

         The Payee is hereby authorized to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

         All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                       [NAME OF PAYOR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


Pay to the order of

------------------------------
[NAME OF PAYEE]


By:
   --------------------------------------
Name:
Title:

                                                                       EXHIBIT I

                          SHAREHOLDER SUBORDINATED NOTE



$_______________                                              New York, New York
                                                                          [Date]



         FOR VALUE RECEIVED, UNIROYAL TECHNOLOGY CORPORATION, a New York corporation (the "Company"), hereby promises to pay to __________ or [his] [her] [its] assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at ____________________________, the principal sum of _____________ DOLLARS, which amount shall be payable on ______________.4

         [The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at a rate per annum equal to _______________, such interest to be paid [semi-annually] [annually] on _____________________ [and ___________] of each year and at maturity hereof.]

         This Note is subject to voluntary prepayment, in whole or in part, at the option of the Company, without premium or penalty.

         This Note is one of the Shareholder Subordinated Notes referred to in the Credit Agreement, dated as of August __, 2001, by and among the Company and EMCORE Corporation, as Lender (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement") and shall be subject to the provisions thereof. Unless otherwise defined herein, all capitalized terms used herein or in Annex A attached hereto and defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         Notwithstanding anything to the contrary contained in this Note, the Payee understands and agrees that the Company shall not be required to make, and shall not make, any payment of principal, interest or other amounts on this Note to the extent that such payment is prohibited by the terms of any Senior Indebtedness (as defined in Annex A attached hereto), including, but not limited to, Sections 7.03 and 7.04 of the Credit Agreement.

         This Note, and the Company's obligations hereunder, shall be subordinate and junior to all indebtedness of the Company constituting Senior Indebtedness (as defined in Section 1.07 of Annex A attached hereto) on the terms and conditions set forth in Annex A attached hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

------------------------
4     Insert a date on or after December 31, 2011.

                                                                       Exhibit I
                                                                          Page 2

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                           UNIROYAL TECHNOLOGY CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:

                                                                         ANNEX A

         Section 1.01. Subordination of Liabilities. Uniroyal Technology Corporation (the "Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set out, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons and other entities who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such persons and other entities are made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

         Section 1.02. Company Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect thereof shall first be paid in full in cash before any payment of any kind or character, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

         (b) Until all Senior Indebtedness has been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, the sum of all payments in respect of the Note (including principal and interest), together with the sum of (i) all payments made under all other Shareholder Subordinated Notes and (ii) all payments made by the Company and its Subsidiaries to repurchase stock or options to purchase stock of the Company held by officers and employees of the Company and its Subsidiaries shall not exceed at any time that amount permitted by the terms of the respective issue of Senior Indebtedness.

         (c) The Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash, property, securities or otherwise until all Senior Indebtedness has been paid in full in cash if any default or event of default under the Credit Agreement (as defined in Section 1.07 of this Annex A) or any other issue of Senior Indebtedness is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any such default or event of default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note. Each holder of the Note understands and agrees that to the extent that clause (b) of this Section 1.02 reduces the payment of interest and/or principal which would otherwise be payable under the Note but for the limitations set forth in such clause (b), such unpaid amount shall not constitute a payment default under the Note and the holder of the Note may not sue for, or otherwise take action to enforce the Company's obligation to pay such amount, provided that such unpaid principal or interest shall remain an obligation of the Company to the holder of the Note pursuant to the terms of the Note.

         (d) In the event that, notwithstanding the provisions of the preceding subsections (a), (b) and (c) of this Section 1.02, the Company (or any Person on behalf of the Company) shall make any payment of any kind or character on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a), (b) or (c), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this

                                                                         Annex A
                                                                          Page 2

Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give the holder of the Note prompt written notice of any event which would prevent payments under Section 1.02(a), (b) or (c) hereof.

         Section 1.03. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation, reorganization or similar proceeding of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

         (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Interest;

         (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

         (c) in the event that, notwithstanding the foregoing provisions of this
    Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall forthwith be paid over to the holders of the Senior Indebtedness remaining unpaid or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

         Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood

                                                                         Annex A
                                                                          Page 3

that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Section  1.05.  Obligation  of  the  Company   Unconditional.   Nothing
contained in this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the provisions of this Annex A and the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount of amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

         Section 1.06. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or increase, renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

         Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) (i) of the Company under, or in respect of, the Credit Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement"), dated as of August __, 2001, by and among the Company and EMCORE Corporation, as Lender, and the other Credit Documents (as defined in the Credit Agreement), and any renewal, extension, restatement, refinancing or refunding thereof, whether by the same or any other agent, lender or group of lenders,
(ii) of the Company in respect of any other indebtedness unless the terms of such indebtedness expressly provide that it shall not be "Senior Indebtedness" for purposes of the Note. As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including post-petition interest at the rate provided in the documentation with respect to such Senior Indebtedness, whether or not such interest is an allowed claim against the debtor in any bankruptcy or similar proceeding).



                                                                       Exhibit J

                               CONTROL AGREEMENT



                                                                 August___, 2001



First Union National Bank
[address line 1]
[address line 2]


Gentlemen:

               We refer to account number DDA 2090002593219 maintained with you, as well as all other accounts that may from time to time be maintained with you (including any of your branches, affiliates or subsidiaries) (all such accounts are herein referred to as the "Account") by Uniroyal Optoelectronics, LLC (the "Company") and into which moneys, instruments and other property are deposited from time to time. The Company has granted to EMCORE Corporation, as Assignee (the "Assignee") for its own benefit under, and as defined in, that certain Security Agreement, dated as of August ___, 2001, among the Company and the Assignee (as amended, modified or supplemented from time to time, the "Security Agreement"), a security interest in certain assets and properties of the Company, including, among other things, the Account, all moneys, instruments and other property deposited therein and all certificates or other instruments, if any, representing or evidencing the Account (such Account, together with all such moneys, instruments, other property, certificates and other instruments, are herein called the "Account Assets").

               By signing this letter agreement, you agree that from the date hereof and until this letter agreement is terminated in accordance with the terms hereof, each Account shall be under the exclusive dominion and control of the Assignee and all moneys, instruments and other property of the Company deposited in each Account shall be held, subject to, and for the benefit of, the security interest of the Assignee. In addition, you hereby agree to comply with instructions originated by the Assignee directing dispositions of any and all Account Assets without further consent by the Company, provided that until such time as you are notified by the Assignee to the contrary, you may comply with instructions originated by the Company with respect to dispositions of the Account Assets.

                  You waive and agree not to assert, claim or endeavor to exercise, and by executing this letter agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Account Assets and funds from time to time therein. To the extent that you have any rights in the Account Assets, you hereby expressly subordinate all such rights to all rights of the Assignee in the Account Assets.

               You may terminate this letter agreement, only upon thirty days' prior written notice to that effect to the Company and the Assignee, by canceling the Accounts maintained with you and transferring any and all Account Assets to the Assignee unless the Company and the Assignee both have agreed in writing to the contrary.

               This letter agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute one and the same instrument. The terms and conditions of this letter agreement may be modified only in writing signed by each of the parties hereto.

               This letter agreement represents the authenticated record of the agreement of the parties hereto.

                                     * * * *

               THIS LETTER AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                         Very Truly Yours,

                                         UNIROYAL OPTOELECTRONICS, LLC



                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

Acknowledged and agreed to
as of the date first above written:

FIRST UNION NATIONAL BANK


By:
   ----------------------------------
   Name:
   Title:




EMCORE CORPORATION, as Assignee



By:
   ----------------------------------
   Name:
   Title: